MESSAGE FROM THE CHAIRMAN                            AMCORE VINTAGE MUTUAL FUNDS
--------------------------------------------------------------------------------
Dear Shareholders:

We're pleased to report that the year ended March 31, 1997, was a strong one for the financial markets and for the AMCORE Vintage Mutual Funds. While the stock market weakened in the closing weeks of the period, for the year overall, stocks posted strong gains. Despite a somewhat more nervous atmosphere in the fixed-income markets, bonds, too, posted positive returns.

Moreover, during the year, investors continued to invest heavily in mutual funds--and we're pleased to report that many chose the AMCORE Vintage Mutual Funds. Over the course of the year, total net assets under management rose 27%, increasing from approximately $570 million on March 31, 1996, to $726 million at the end of the twelve-month period.

MORNINGSTAR SMILES ON THE EQUITY FUND
We are very pleased to report that the Fund was awarded five stars, or a rating of "Excellent," by Morningstar. Based on performance over three, five and ten years, only the top ten percent of funds in any one category are given such a rating by Morningstar.* The Fund was rated among 1919 domestic equity funds for the three year period ended March 31, 1997.

NOW AT JACK WHITE & COMPANY. . .
 . . . the Amcore Vintage Mutual Funds. Now you can obtain prospectuses or purchase shares in any of our funds through Jack White & Company discount brokerage services.

A TIME FOR OPTIMISM, AND CAUTION
Finally, the past year overall has been a good one for stock investors. But, as we've all seen in the past several weeks, gravity ultimately does prevail. As they have time and again in the past, stocks have taken a breather after the astonishing gains of the past year. Nonetheless, there is little reason to believe that they will not--as they have in the past--rebound from recent levels and move even higher with time.

That's why a long-term perspective is more important now than ever--and, yet, more difficult to maintain as the media headlines events in the market every night. But those that attempt to second-guess the direction of the market have seldom been as successful as those that take a systematic, disciplined and long-term approach to investing.

Historically, those with the fortitude to withstand swings in price have been rewarded handsomely. And there is little reason to believe that this will not be the case this time, as the fundamentals of our economy remain strong and the long-term prospects for stocks are very bright indeed.

IN CLOSING . . .
We urge you to read the following report closely. In it, you will find a detailed discussion of the performance of each of the AMCORE Vintage Mutual Funds during the year ended March 31, 1997.

--------------------------------------------------------------------------------
The AMCORE Vintage Mutual Funds are distributed by BISYS Fund Services.

Shares of the AMCORE Vintage Mutual Funds are NOT INSURED BY THE FDIC and are not deposits or obligations of, or guaranteed or endorsed by, AMCORE Financial Inc., any of its subsidiaries or AMCORE Capital Management, Inc. Investment products involve investment risks, including the possible loss of principal.

For more complete information on any of the AMCORE Vintage Mutual Funds, including fees and expenses, please call 1-800-438-6375 for a free prospectus. Please read it carefully before investing or sending money.

  MESSAGE FROM THE CHAIRMAN
                                                     AMCORE VINTAGE MUTUAL FUNDS
--------------------------------------------------------------------------------

Finally, we thank you for your continued confidence in us. We look forward to providing you with excellent investment management and to serving your needs now and in the future. As always, if you would like a prospectus, have any questions or require any assistance, please don't hesitate to call us at 1-800-438-6375.

Sincerely,

/s/Walter B. Grim

Walter B. Grimm
Chairman
March 31, 1997


------
* Morningstar proprietary ratings reflect historical risk-adjusted performance as of 3/31/97. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five-, and ten-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day Treasury bill returns. Ten percent of the funds in an investment category receive five stars; 22.5% receive four stars; 35% receive three stars; 22.5% receive two stars; and 10% receive one star.

MESSAGE FROM THE INVESTMENT ADVISER                  AMCORE VINTAGE MUTUAL FUNDS
--------------------------------------------------------------------------------
Dear Shareholders:

The stock and bond markets swooned in recent weeks as the Federal Reserve flexed its inflation-fighting muscles and raised short-term interest rates--and more may be in store if the economy fails to slow to a more sustainable pace. But, inflation itself has yet to show signs of acceleration.

So why is the Federal Reserve worried? With the economy growing at a pace greater than 4% annually, the jobs creation rate now exceeds the normal rate of growth in our nation's labor force. In the past, too many jobs and not enough workers led to wage and price inflation. Higher interest rates are believed to eventually slow economic and job growth, thus forestalling wage and price pressures.

BUT IS THERE EVEN A PROBLEM?
Apparently not. Economists have long postulated that whenever unemployment falls below a certain level, generally believed to be around 6%, inflation sparks. Yet, the U.S. unemployment rate has been 6% or below since July 1994-- and inflation has failed to ignite.

Further confounding economists is the fact that aging expansions by their very nature often produce inflation. The current expansion is now some six years old, and the current level of inflation is lower than at similar times in any expansion of the past 30 years. In fact, core consumer inflation, without food or energy costs, has actually fallen over the past six years. Energy is not inflationary either, with the price of oil down by 25% over the past three months. Commodity prices have declined this year. Signs of production bottlenecks remain nonexistent. Unfilled orders are low, and vendor deliveries are timely.

THE DEATH OF INFLATION?
All of this leads to a conclusion that deflationary, rather than inflationary, pressures are at work. Over the past several years, market forces, such as the downsizing of corporations the exporting of low wage jobs, as well as immigration and new techniques like "just in time" inventories, have worked to hold wage and price pressures in check. The balancing of the Federal budget and the apparent commitment of Congress to reduce the deficit have also played a role.

But, after the shock of inflation levels experienced in the late 70's and early 80's, the Federal Reserve is in no mood to let matters take their own course. Just the fear of wage pressures is enough to elicit a round of inflation fighting.

A BUMPY ROAD AHEAD. . .
The markets usually react badly to aggressive Fed tightening; this round has been no exception. Thedegree of future rate hikes will be important to ongoing market performance for the balance of 1997.

Looking ahead, we believe that strong growth will continue to trouble the Federal Reserve. Nevertheless, it seems very unlikely that the recent rate hike and possibly one or two equally small increases in the months ahead will bring the economy to a screeching halt. Rather, they could be viewed as momentary belt tightening enabling the economy to continue its advance at a more modest pace.

Nonetheless, volatility has ruled since the Fed opened fire on March 25, and we expect to see more of the same in the coming months. Economic fundamentals, however, are very constructive. Moreover, industry is currently adding plants and equipment at levels not seen in many years--which, ultimately, will allow companies to produce more

MESSAGE FROM THE INVESTMENT ADVISER                  AMCORE VINTAGE MUTUAL FUNDS
--------------------------------------------------------------------------------
for less, even if they pay labor more. On balance, the tremendous growth of industrial capacity provides a very strong fundamental support to the markets.

AVOID "IRRATIONAL EXUBERANCE"
Consequently, while the road ahead may be somewhat bumpy, the long-term prospects for our economy and for the markets are very solid. Nevertheless, following equity market gains of 30% and 20% in the past two years, it is unrealistic to expect similar gains this year. A return to 10% gains--the average of the past 70 years--is not beyond the market's potential in the coming months. Very simply, greater volatility and uncertainty are to be expected and are the price long-term investors pay for these greater returns.

Sincerely,

/s/ Jay H. Evans

Jay H. Evans
President AMCORE Capital Management, Inc.


March 31, 1997

PERFORMANCE REPORT                                   AMCORE VINTAGE MUTUAL FUNDS
--------------------------------------------------------------------------------

THE AMCORE VINTAGE AGGRESSIVE GROWTH FUND*
The year ended March 31, 1997, was a tumultuous one for aggressive investors. After posting astonishing gains in the spring of '96, stocks took a dive in mid-summer, only to snap back smartly and rise throughout the summer's end. Then, in the fall, market sentiment narrowed to favor large, well-known companies. As 1997 opened, renewed fear of inflation and interest rate hikes as well as a strengthening dollar triggered a correction, and even the biggest and best-known stocks suffered setbacks. Smaller companies, however, took a beating--and many technology stocks, in particular, declined dramatically.

While the decline in the first quarter did impact performance, it did not erase the Fund's impressive gain over the year. Moreover, even in the dismal environment of the first quarter for technology stocks, several of our holdings in this sector held up. Dell Computer (1.2% of the portfolio's holdings), gained 27% in the first twelve weeks of the year. As a result, the year overall was a rewarding and profitable one. For the twelve months ended March 31, 1997, the Fund posted a total return of 9.39%.

LET THE BARGAIN-HUNTING BEGIN. . .
Given the heady levels the market reached in mid-January, a correction, particularly in the price of technology stocks was not all that surprising. What was somewhat surprising, however, was the speed and size of the drop. Cisco Systems (2.4% of the portfolio's holdings), for instance, dominates its industry and is fundamentally strong. Yet, this stock has dropped some 40% of its value since the correction began. Many others are in the same boat-- companies with solid balance sheets, growing at 30-35% a year, and the prospect of doing so for many years to come.

Consequently, today, we see real value in the technology sector. The financial services and health care sectors also offer investors many attractive opportunities--opportunities we expect to capitalize on in the coming months. As always, we will continue to seek out and buy stocks of good companies that others are selling for the wrong reasons.

As of March 31, 1997, the top five equity holdings in the Fund's portfolio were Cisco Systems (2.4% of the portfolio's holdings), Intel (2.3%), Adaptec (2.2%), Computer Associates (2.1%) and Lowe's (2.0%).**
------
* Small-cap companies typically carry additional risk since smaller companies generally have a higher risk of failure and by definition are not as well-established as blue-chip companies. Historically, small company stocks- have experienced a greater degree of market volatility than stocks on average.
** The composition of the Fund's holdings is subject to change.

                     AMCORE Vintage Aggressive Growth Fund

Value of a $10,000 Investment

                        AMCORE Vintage                    NASDAQ     S&P MidCap
                          Aggressive        S&P 500     Composite    400 Stock
                         Growth Fund      Stock Index     Index        Index
--------------------------------------------------------------------------------
9/29/95                   10,000            10,000        10,000       10,000
3/31/96                   10,910            11,172        10,580       10,767
9/30/96                   11,913            12,033        11,800       11,400
3/31/97                   11,934            13,382        11,762       11,911

                                     Average Annual Total Return
                                     ---------------------------
                                                       Since
                                                     Inception
                                        1 Year       (9/29/95)
                                     ---------------------------
3/31/97                                9.39%           12.52%

Past performance is not predictive of future results. The value of shares in the AMCORE Vintage Mutual Funds will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost.
The performance of the AMCORE Vintage Aggressive Growth Fund is measured against the S&P 500 Stock Index, the NASDAQ Composite Index and the S&P Mid Cap 400 Stock Index which represent the performance of the stock market as a whole, small-capitalization stocks and small- to mid-sized companies respectively. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The Fund's performance reflects the deduction of fees for these value-added services.

PERFORMANCE REPORT                                  AMCORE VINTAGE MUTUAL FUNDS
-------------------------------------------------------------------------------

THE AMCORE VINTAGE EQUITY FUND
While the ride was a bumpy one at times, the year ended March 31, 1997, was a very good one for the Fund's investors. Suffering only a minor setback in July when the market dropped suddenly and sharply, blue-chip stocks moved higher throughout the fall and early winter. In March, however, the market lost much of the ground gained over the previous three months.

Unlike many others, however, the Fund's performance suffered only slightly, due to the wide diversification and high quality of its holdings. In addition, as stocks hit stratospheric levels in early January, exposures in the technology sector were reduced slightly. Moreover, few of our holdings posted disappointing earnings--including our holdings in the technology sector, such as Intel (2.0% of the portfolio) and Microsoft (0.7%). Health care and financial services stocks also continued to perform solidly. As a result, the year overall was a very strong one for the Fund. For the year ended March 31, 1997, the Fund produced a total return of 18.35%.

QUALITY IS CRITICAL
Clearly the months ahead will be interesting ones for stock investors. Nonetheless, the consistent earnings growers in such diverse areas as agriculture-biotech (Monsanto, 1.8% of the portfolio), cholesterol-reducing drugs (Warner Lambert, 2.0%), photography (Eastman Kodak, 1.8%) and theme parks and movies (Walt Disney, 2.0%) gives us great comfort as to the overall performance of the Fund.

Moving forward, the continued strength of the dollar could impact the earnings performance of these companies. Regardless, however, of the gyrations this might cause in the short term, the long-term prospects for such stocks are very bright indeed. As a result, we expect to continue to seek out opportunities like these in the months ahead--in keeping with our strategy of buying only the very best horses and sticking with them.

As of March 31, 1997, the top five holdings in the Fund's portfolio were General Electric (2.3% of the portfolio), Disney (2.0%), Warner Lambert (2.0%), Intel (2.0%) and Eastman Kodak (1.8%).*
------
* The composition of the Fund's holdings is subject to change.

                     AMCORE Vintage Equity Fund

Value of a $10,000 Investment


                        AMCORE Vintage       S&P 500
                         Equity Fund       Stock Index
------------------------------------------------------
12/15/92                  10,000            10,000
3/31/93                   10,245            10,428
3/31/94                   10,291            10,579
3/31/95                   11,911            12,228
3/31/96                   15,480            16,146
3/31/97                   18,322            19,340

                                       Average Annual Total Return
                                     -------------------------------
                                                           Since
                                                         Inception
                                       1 Year   3 Year   (12/15/92)
                                     -------------------------------
3/31/97                                18.35%     21.20%   15.15%

Past performance is not predictive of future results. The value of shares in the AMCORE Vintage Mutual Funds will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost.
The performance of the AMCORE Vintage Equity Fund is measured against the S&P 500 Stock Index, an unmanaged index generally representative of the performance of the U.S. stock market. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The Fund's performance reflects the deduction of fees for these valued-added services.

PERFORMANCE REPORT                                   AMCORE VINTAGE MUTUAL FUNDS
--------------------------------------------------------------------------------

THE AMCORE VINTAGE BALANCED FUND
With a weighting that heavily favored stocks over bonds, the Fund benefited handsomely as the market soared during the year ended March 31, 1997. Some ground, of course, was lost in March as the market faltered. Technology stocks, in particular, declined steeply--and with exposures in the sector, performance was impacted. Nonetheless, the period overall was a very strong one for the Fund's equity holdings.

The portfolio's fixed income holdings also contributed to performance. Given the volatility of the environment, we approached the markets cautiously and focused on yield enhancement. Consequently, the Fund's bond holdings were concentrated in Treasury securities which generated solid returns as rates seesawed up and down throughout the period. As a result, the Fund posted a total return of 11.05%.

INTEREST RATES ARE THE KEY
As interest rates go, so go the markets--and until rates stabilize, we expect both the stock and bond markets to be somewhat volatile. Consequently, in the short-term, we will continue to emphasize yield enhancement in the selection of fixed-income securities. We have also moved to reduce exposures slightly in interest-rate sensitive stocks. For instance, holdings in companies expected to be affected by the increase in bankruptcies and consumer credit card delinquencies, such as Household International, have been sold.

We believe long-term, however, the prospects for both the stock and bond markets are bright. Later in the year, we expect to see interest rates stabilize, and we anticipate lengthening maturities in the fixed income portion of the portfolio at that point. No other major changes are anticipated in the allocation or structure of the portfolio, unless market opportunities are presented.

As of March 31, 1997, approximately 63% of the Fund's assets were invested in stocks, 32% in bonds and 5% in cash or cash equivalents. The stock portion of the portfolio was invested in 76 different stocks. Intel (1.6% of the portfolio), Warner Lambert (1.4%), Allied Signal (1.3%), First Union (1.3%) and Compaq (1.2%) were among the portfolio's largest holdings. The fixed income portion of the portfolio remained concentrated in government securities. The average maturity of these holdings was 4.4 years; the average credit quality was AAA.*
------
* The composition of the Fund's holdings is subject to change.

                     AMCORE Vintage Balanced Fund

Value of a $10,000 Investment


                        AMCORE Vintage       50% S&P 500
                        Balanced Fund       Stock Index &
                                          50% Lehman Brothers
                                             Intermediate
                                            Government/Corp.
                                              Bond Index
-------------------------------------------------------------
6/1/95                    10,000            10,000
3/31/96                   11,329            11,394
9/30/96                   12,149            11,975
3/31/97                   12,582            12,788

                                     Average Annual Total Return
                                     ---------------------------
                                                       Since
                                                     Inception
                                        1 Year       (6/1/95)
                                     ---------------------------
3/31/97                                11.05%           13.33%

Past performance is not predictive of future results. The value of shares in the AMCORE Vintage Funds will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost.
The performance of the AMCORE Vintage Balanced Fund is measured against a composite of the S&P 500 Stock Index, an unmanaged index generally representative of the performance of the U.S. stock market, and the Lehman Brothers Intermediate Government/Corporate Bond Index, an unmanaged index generally considered to be representative of the performance of government and corporate bonds with maturities of 1-10 years. In the composite, each index is given a 50% weighting. The two indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The Fund's performance reflects the deduction of fees for these value-added services.

PERFORMANCE REPORT                                   AMCORE VINTAGE MUTUAL FUNDS
--------------------------------------------------------------------------------

THE AMCORE VINTAGE FIXED INCOME FUNDS
It was a challenging, and oftentimes, a frustrating year for fixed-income investors as the markets rallied on rumors and sold on facts. Despite all the sound and fury, however, rates traded within a relatively narrow range throughout the year ended March 31, 1997. Opportunities for price appreciation were few and fleeting. Reluctant to chase rates up and down, we approached the markets cautiously and focused our efforts on identifying opportunities to enhance yields in our fixed-income portfolios.

As the year unfolded, many of these opportunities appeared in the Treasury and mortgage-backed sectors--two areas that generated solid, steady returns in the uncertain environment. As the period drew to a close, however, Treasury securities offered investors more on a risk-adjusted basis, and consequently, our focus concentrated here.

We're pleased to report that, while performance did lag industry averages slightly, our caution produced positive results for the year ended March 31, 1997. Moreover, in the months ahead, we expect to see interest rates rise slightly, stabilize and, then, perhaps even decline slightly. Concentrated in quality securities and with maturity structures in line with industry averages, the Funds are well positioned to take full advantage of such an environment.

THE FIXED INCOME FUND
Consumers' interest in refinancing autos, credit cards and homes dropped dramatically as interest rates see- sawed throughout 1996. Consequently, throughout much of the period, asset-backed securities produced steady returns. Treasury securities, too, offered solid returns in the uncertain environment of the period. Concentrated in such securities, the Fund produced a total return of 3.14% for the year ended March 31, 1997.

As of March 31, 1997, approximately 21% of the portfolio's net assets were invested in mortgage-backed and asset-backed securities, 18% in corporate bonds, 58% in Treasury securities and Government agencies and 3% in cash or cash equivalents. The average credit quality of these holdings was AA1; the average maturity of the portfolio was 5 years.*
------
* The composition of the Fund's holdings is subject to change.

                     AMCORE Vintage Fixed Income Fund

Value of a $10,000 Investment


                                          Lehman Brothers
                        AMCORE Vintage     Intermediate
                        Fixed Income      Government/Corp.
                             Fund           Bond Index
-------------------------------------------------------------
12/15/92                  10,000            10,000
3/31/93                   10,454            10,396
3/31/94                   10,708            10,652
3/31/95                   11,079            11,127
3/31/96                   12,047            12,190
3/31/97                   12,426            12,776

                                          Average Annual Total Return
                                     -------------------------------------
                                                                 Since
                                                               Inception
                                     1 Year       3 Year       (12/15/92)
                                     -------------------------------------
3/31/97                                3.14%       5.08%       5.19%

Past performance is not predictive of future results. The value of shares in the AMCORE Vintage Funds will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost.
The performance of the AMCORE Vintage Fixed Income Fund is measured against the Lehman Brothers Intermediate Government/Corporate Bond Index, an unmanaged index generally representative of the performance of intermediate-term government and corporate bonds with maturities of 1-10 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The Fund's performance reflects the deduction of fees for these value-added services.

PERFORMANCE REPORT                                   AMCORE VINTAGE MUTUAL FUNDS
--------------------------------------------------------------------------------

THE AMCORE VINTAGE TOTAL RETURN FUND
Opportunities to enhance yield were plentiful in the corporate and asset-backed sectors during the first half of the year ended March 31, 1997. In the latter half of the year, anticipation of Federal Reserve action dampened investor enthusiasm. As a result, exposures in these sectors were gradually reduced in favor of Treasury securities as the period drew to a close. For the year ended March 31, 1997, the Fund produced a total return of 3.13%.

At the end of the period, approximately 59% of the portfolio's assets were invested in government agency and Treasury securities, 23% in corporate bonds, 10% in collateralized mortgage securities and 6% in cash or cash equivalents. The average credit quality of these securities was AAA; the average maturity of the portfolios' holdings was 4.6 years.*
------
*The composition of the Fund's holdings is subject to change.

                    AMCORE Vintage Fixed Total Return Fund

Value of a $10,000 Investment


                                          Lehman Brothers
                        AMCORE Vintage      Intermediate
                          Fixed Total     Government/Corp.
                          Return Fund        Bond Index
-------------------------------------------------------------
6/1/95                    10,000            10,000
3/31/96                   10,340            10,504
9/30/96                   10,460            10,758
3/31/97                   10,663            11,009

                                     Average Annual Total Return
                                     ---------------------------
                                                       Since
                                                     Inception
                                       1 Year        (6/15/95)
                                     ---------------------------
3/31/97                                 3.13%          3.64%


Past performance is not predictive of future results. The value of shares in the AMCORE Vintage Funds will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost.
The performance of the AMCORE Vintage Fixed Total Return Fund is measured against the Lehman Brothers Intermediate Government/Corporate Bond Index, an unmanaged index generally representative of the performance of government and corporate bonds with maturities of 1-10 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The Fund's performance reflects the deduction of fees for these value-added services.

PERFORMANCE REPORT                                   AMCORE VINTAGE MUTUAL FUNDS
--------------------------------------------------------------------------------

THE AMCORE VINTAGE INTERMEDIATE TAX-FREE FUND
Like the taxable markets, the environment in the municipal markets was somewhat uncertain throughout the year ended March 31, 1997. Light supply of securities, however, made it more difficult for investors to chase rates. As a result, the tax-free markets were less volatile than the taxable markets during the period.

At the same time, however, tight supply limited opportunities to enhance yield. Nonetheless, we took advantage of such opportunities whenever and wherever they arose throughout the year. As a result, we're pleased to report that the Fund produced a positive return of 3.22% for the year ended March 31, 1997.

As of March 31, 1997, the portfolio was widely diversified with holdings in some 27 different states. The average credit quality of these securities was AA. The average maturity of the portfolio was 7.1 years.*

------
* The composition of the Fund's holdings is subject to change.


                    AMCORE Vintage Intermediate Tax-Free Fund

Value of a $10,000 Investment


                                           Merill Lynch
                        AMCORE Vintage     Intermediate
                         Intermediate        Municipal
                        Tax-Free Fund       Bond Index
-------------------------------------------------------------
2/16/93                    10,000             10,000
3/31/93                    10,090              9,917
3/31/94                    10,372             10,151
3/31/95                    10,920             10,776
3/31/96                    11,731             11,810
3/31/97                    12,108             12,567


                                          Average Annual Total Return
                                     -------------------------------------
                                                                 Since
                                                               Inception
                                     1 Year       3 Year        (2/16/93)
                                     -------------------------------------
3/31/97                                3.22%       5.29%       4.75%

Past performance is not predictive of future results. The value of shares in the AMCORE Vintage Funds will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost.
The performance of the AMCORE Vintage Intermediate Tax-Free Fund is measured against the Merrill Lynch Intermediate Municipal Bond Index, an unmanaged index generally representative of the performance of municipal bonds with maturities of 1-20 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The Fund's performance reflects the deduction of fees for these value-added services.

PERFORMANCE REPORT                                   AMCORE VINTAGE MUTUAL FUNDS
--------------------------------------------------------------------------------

THE AMCORE VINTAGE U.S. GOVERNMENT OBLIGATIONS FUND
The year ended March 31, 1997 was a challenging one for money market investors as interest rates vacillated within a narrow range. Consequently, we approached the marketplace very cautiously and made no attempt to chase rates or second guess each twist and turn.

Discount notes offered the opportunity to enhance yield and as such, were favored throughout the period over other alternatives. Moreover, throughout the period, maturities in the portfolio were maintained in the 35-40 day range in an effort to increase flexibility.* As a result of our caution, the Fund performed in line with other money funds of this type throughout the period.

SMOOTHER SAILING AHEAD
Until clear evidence of the economy's direction is apparent, we expect the money markets to be somewhat volatile. In short, we believe that investors' anticipation of further Federal Reserve actions will continue to roil the environment. As a result, over the next several months, we expect to approach the markets cautiously.

Longer-term, however, as the economy's true direction materializes, interest rates may stabilize, and perhaps, even decline. Should rates decline, we anticipate lengthening maturities. Other changes are subject to ongoing market conditions and opportunities.

------
* The composition of the Fund's holdings is subject to change.
--------------------------------------------------------------------------------
Some of the fees of the Funds are currently being waived, resulting in higher total returns than would occur if the full fees were charged. Although the AMCORE U.S. Government Obligations Fund seeks to maintain a stable net asset value of $1.00, there is no assurance that it will be able to do so. The Fund is neither insured nor guaranteed by the U.S. Government.

The AMCORE Vintage Mutual Funds are distributed by BISYS Fund Services.

Shares in the Funds involve investment risks, including possible loss of principal, so that an investor's shares when redeemed, may be worth more or less than their original cost. Fund shares are not deposits or obligations of, or guaranteed or endorsed by, AMCORE Financial Inc., or its affiliates, nor are they insured by the FDIC or any other agency.

This literature is authorized for distribution only when preceded or accompanied by a prospectus.

                               TABLE OF CONTENTS

                         Report of Independent Auditors
                                    Page 13

                      Statements of Assets and Liabilities
                                    Page 14

                            Statements of Operations
                                    Page 16

                      Statements of Changes in Net Assets
                                    Page 18

                       Schedules of Portfolio Investments
                                    Page 21

                         Notes to Financial Statements
                                    Page 38

                              Financial Highlights
                                    Page 45

REPORT OF INDEPENDENT AUDITORS                      AMCORE VINTAGE MUTUAL FUNDS
-------------------------------------------------------------------------------

To the Shareholders and Trustees of
 The Coventry Group--AMCORE Vintage Mutual Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments of The AMCORE Vintage Mutual Funds (one of the series of portfolios constituting The Coventry Group, comprising, respectively, AMCORE Vintage U.S. Government Obligations Fund, AMCORE Vintage Equity Fund, AMCORE Vintage Fixed Income Fund, AMCORE Vintage Intermediate Tax-Free Fund, AMCORE Vintage Balanced Fund, AMCORE Vintage Fixed Total Return Fund, and the AMCORE Vintage Aggressive Growth Fund) as of March 31, 1997, and the related statements of operations, the statements of changes in net assets, and the financial highlights presented herein for each of the respective years or periods in the period ended March 31, 1997. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the AMCORE Vintage Mutual Funds of the Coventry Group as of March 31, 1997, the results of their operations, the changes in their net assets and the financial highlights presented herein for each of the respective years or periods in the period ended March 31, 1997, in conformity with generally accepted accounting principles.

                                          /s/ Ernst & Young LLP


Columbus, Ohio
May 9, 1997

THE COVENTRY GROUP
AMCORE VINTAGE MUTUAL FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 MARCH 31, 1997

                                U.S.
                             GOVERNMENT                   FIXED     INTERMEDIATE
                            OBLIGATIONS      EQUITY      INCOME       TAX-FREE
                               FUND          FUND         FUND          FUND
                            ------------  ------------ -----------  ------------
         ASSETS:
Investments, at value.....  $128,913,300  $310,053,275 $91,723,578  $44,502,326
Repurchase agreements.....    30,447,372           --          --           --
                            ------------  ------------ -----------  -----------
    Total Investments
     (amortized cost
     $159,360,672; cost
     $216,846,651;
     $93,776,909 and
     $44,680,969,
     respectively)........   159,360,672   310,053,275  91,723,578   44,502,326
Cash......................           --         71,488      52,326       23,301
Interest and dividends
receivable................        96,517       382,443   1,361,421      694,685
Receivable from brokers
for investments sold......           --      6,459,577         --           --
Receivable for capital
shares issued.............           --        108,285         250        5,000
Prepaid expenses..........         5,932         8,138       3,568        3,065
                            ------------  ------------ -----------  -----------
    Total Assets..........   159,463,121   317,083,206  93,141,143   45,228,377
                            ------------  ------------ -----------  -----------
       LIABILITIES:
Dividends payable.........       635,579           --          --           --
Payable to brokers for
investments purchased.....           --      7,075,167   1,000,000          --
Accrued expenses and other
payables:
  Investment advisory
   fees...................        55,440       194,718      47,229       23,193
  Administration fees.....         5,292        10,553       3,024        1,485
  Administrative services
  fees....................           --         64,905      19,678        9,664
  Accounting fees.........         9,695         4,848      10,587       10,393
  Transfer agent fees.....        27,638        24,967      12,783       10,249
  Legal fees..............         3,066         1,431       1,339        1,097
  Audit fees..............        16,513        27,775       9,758        4,874
  Custodian fees..........         5,410         5,035       1,744        1,110
  Other...................         6,283         4,789       3,800        2,405
                            ------------  ------------ -----------  -----------
    Total Liabilities.....       764,916     7,414,188   1,109,942       64,470
                            ------------  ------------ -----------  -----------
       NET ASSETS:
Paid-in capital...........   158,813,928   203,571,302  96,733,890   45,461,136
Accumulated undistributed
 (distributions in excess
 of)
 net investment income....       (99,356)       35,473      85,621       26,578
Net unrealized
 appreciation
 (depreciation) on
 investments..............           --     93,206,624  (2,053,331)    (178,643)
Accumulated undistributed
 net realized gains
 (losses)
 on investment
 transactions.............       (16,367)   12,855,619  (2,734,979)    (145,164)
                            ------------  ------------ -----------  -----------
  Net Assets..............  $158,698,205  $309,669,018 $92,031,201  $45,163,907
                            ============  ============ ===========  ===========
Outstanding units of
 beneficial interest
 (shares).................   158,814,049    18,679,444   9,489,321    4,419,484
                            ============  ============ ===========  ===========
Net asset value--offering
 and redemption price per
 share....................  $       1.00  $      16.58 $      9.70  $     10.22
                            ============  ============ ===========  ===========

                       See notes to financial statements.

THE COVENTRY GROUP
AMCORE VINTAGE MUTUAL FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 MARCH 31, 1997

                                                                     AGGRESSIVE
                                           BALANCED    FIXED TOTAL     GROWTH
                                             FUND      RETURN FUND      FUND
                                          -----------  ------------  -----------
                ASSETS:
Investments, at value (cost $30,055,130;
 $37,813,479; and $46,202,212,
 respectively)..........................  $31,969,283  $37,025,622   $49,038,995
Cash....................................       97,594      446,875           --
Interest and dividends receivable.......      187,834      478,251        49,314
Receivable from brokers for investments
sold....................................          --       931,563     1,022,551
Receivable for capital shares issued....          250          656         5,271
Unamortized organization costs..........          191          394         1,372
Prepaid expenses........................        1,321        1,319         3,040
                                          -----------  -----------   -----------
    Total Assets........................   32,256,473   38,884,680    50,120,543
                                          -----------  -----------   -----------
              LIABILITIES:
Payable to brokers for investments
purchased...............................      199,763          --        638,350
Accrued expenses and other payables:
  Investment advisory fees..............       21,080       25,541        41,830
  Administration fees...................        1,073        1,276         1,689
  Administrative services fees..........        7,027        8,514        11,008
  Accounting fees.......................          399          688           694
  Transfer agent fees...................       10,938        6,616         7,575
  Legal fees............................          403          136           753
  Audit fees............................        3,017        4,299         3,812
  Custodian fees........................          560        1,298         1,226
  Other.................................           98        1,503           238
                                          -----------  -----------   -----------
    Total Liabilities...................      244,358       49,871       707,175
                                          -----------  -----------   -----------
              NET ASSETS:
Paid-in capital.........................   29,939,969   40,166,856    45,659,646
Accumulated undistributed (distributions
 in excess of)
 net investment income..................       (5,916)      31,618        (4,841)
Net unrealized appreciation
 (depreciation) on investments..........    1,914,153     (787,857)    2,836,783
Accumulated undistributed net realized
 gains (losses)
 on investment transactions.............      163,909     (575,808)      921,780
                                          -----------  -----------   -----------
Net Assets..............................  $32,012,115  $38,834,809   $49,413,368
                                          ===========  ===========   ===========
Outstanding units of beneficial interest
 (shares)...............................    2,730,940    4,009,571     4,153,243
                                          ===========  ===========   ===========
Net asset value--offering and redemption
 price per share........................  $     11.72  $      9.69   $     11.90
                                          ===========  ===========   ===========

                       See notes to financial statements.

THE COVENTRY GROUP
AMCORE VINTAGE MUTUAL FUNDS

                            STATEMENTS OF OPERATIONS
                       FOR THE YEAR ENDED MARCH 31, 1997

                                 U.S.
                              GOVERNMENT                   FIXED     INTERMEDIATE
                              OBLIGATIONS    EQUITY       INCOME       TAX-FREE
                                 FUND         FUND         FUND          FUND
                              -----------  -----------  -----------  ------------
INVESTMENT INCOME:
Interest income.............  $7,969,862   $       --   $ 5,731,143   $2,117,031
Dividend income.............         --      4,033,360      185,898       27,451
                              ----------   -----------  -----------   ----------
  Total Income..............   7,969,862     4,033,360    5,917,041    2,144,482
                              ----------   -----------  -----------   ----------
EXPENSES:
Investment advisory fees....     602,877     1,837,312      528,149      259,581
Administration fees.........     301,439       489,951      176,050       86,527
Administrative services
 fees.......................         --        612,438      220,062      108,159
Distribution and shareholder
 service fees...............     376,631       612,439      220,064      108,159
Accounting fees.............      46,540        77,037       35,404       27,473
Custodian fees..............      26,303        31,710       11,494        6,828
Legal fees..................      10,422        11,158        4,038        2,376
Audit fees..................      16,339        27,586        9,676        4,838
Trustees' fees and expenses.       7,895        12,154        4,717        2,269
Transfer agent fees.........      87,630        91,949       42,314       34,026
Registration and filing
 fees.......................      12,747        14,937        7,616       10,801
Printing costs..............      23,699        34,910       14,460        7,983
Other.......................       9,662        10,563        4,563        2,127
                              ----------   -----------  -----------   ----------
  Total Expenses............   1,522,184     3,864,144    1,278,607      661,147
                              ----------   -----------  -----------   ----------
Less: Expenses voluntarily
 reduced/waived.............    (376,631)     (612,439)    (220,064)    (108,159)
                              ----------   -----------  -----------   ----------
  Net Expenses..............   1,145,553     3,251,705    1,058,543      552,988
                              ----------   -----------  -----------   ----------
Net Investment Income.......   6,824,309       781,655    4,858,498    1,591,494
                              ----------   -----------  -----------   ----------
REALIZED/UNREALIZED GAINS
 (LOSSES) FROM INVESTMENTS:
Net realized gains (losses)
 from investment transac-
 tions......................         --     17,515,873     (708,174)      (3,897)
Net change in unrealized
 appreciation (depreciation)
 from investments...........         --     39,007,591   (1,520,708)    (249,407)
                              ----------   -----------  -----------   ----------
Net realized and unrealized
 gains (losses) from
 investments................         --     56,523,464   (2,228,882)    (253,304)
                              ----------   -----------  -----------   ----------
Change in net assets result-
 ing from operations........  $6,824,309   $57,305,119  $ 2,629,616   $1,338,190
                              ==========   ===========  ===========   ==========

                       See notes to financial statements.

THE COVENTRY GROUP
AMCORE VINTAGE MUTUAL FUNDS

                            STATEMENTS OF OPERATIONS
                       FOR THE YEAR ENDED MARCH 31, 1997

                                                           FIXED     AGGRESSIVE
                                             BALANCED   TOTAL RETURN   GROWTH
                                               FUND         FUND        FUND
                                            ----------  ------------ ----------
INVESTMENT INCOME:
Interest income...........................  $  361,690   $2,578,154  $    2,850
Dividend income...........................     217,705      114,679     367,676
                                            ----------   ----------  ----------
  Total Income............................     579,395    2,692,833     370,526
                                            ----------   ----------  ----------
EXPENSES:
Investment advisory fees..................     139,017      306,666     356,135
Administration fees.......................      37,072       81,783      74,979
Administrative services fees..............      46,339      102,222      93,720
Distribution and shareholder service fees.      46,340      102,229      93,720
Accounting fees...........................       8,388       15,731      13,894
Custodian fees............................       5,196        6,347       7,793
Legal fees................................         109          832       1,732
Audit fees................................       2,992        4,259       3,550
Organization costs........................       3,220        3,220       3,764
Trustees' fees and expenses...............         816        2,269       1,811
Transfer agent fees.......................      32,208       25,494      36,660
Registration and filing fees..............       9,066       16,276      12,626
Printing costs............................       2,096        6,603       4,544
Other.....................................         730        2,004         823
                                            ----------   ----------  ----------
  Total Expenses..........................     333,589      675,935     705,751
                                            ----------   ----------  ----------
Less: Expenses voluntarily reduced/waived.     (46,340)    (102,229)    (93,720)
                                            ----------   ----------  ----------
  Net Expenses............................     287,249      573,706     612,031
                                            ----------   ----------  ----------
Net Investment Income (Loss)..............     292,146    2,119,127    (241,505)
                                            ----------   ----------  ----------
REALIZED/UNREALIZED GAINS (LOSSES) FROM
 INVESTMENTS:
Net realized gains (losses) from invest-
 ment transactions........................     229,926     (539,307)  1,189,580
Net change in unrealized appreciation (de-
 preciation) from investments.............     643,518     (348,677)  1,285,550
                                            ----------   ----------  ----------
Net realized and unrealized gains (losses)
 from investments.........................     873,444     (887,984)  2,475,130
                                            ----------   ----------  ----------
Change in net assets resulting from opera-
 tions....................................  $1,165,590   $1,231,143  $2,233,625
                                            ==========   ==========  ==========

                       See notes to financial statements.

THE COVENTRY GROUP
AMCORE VINTAGE MUTUAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                         U.S. GOVERNMENT OBLIGATIONS FUND           EQUITY FUND
                         ----------------------------------  --------------------------
                               YEAR              YEAR            YEAR          YEAR
                              ENDED             ENDED           ENDED         ENDED
                            MARCH 31,         MARCH 31,       MARCH 31,     MARCH 31,
                               1997              1996            1997          1996
                         ----------------  ----------------  ------------  ------------
FROM INVESTMENT
ACTIVITIES:
OPERATIONS:
 Net investment income.. $      6,824,309  $      7,133,143  $    781,655  $  1,698,290
 Net realized gains from
  investment
  transactions..........              --             77,670    17,515,873     7,593,903
 Net change in
  unrealized
  appreciation
  (depreciation) from
  investments...........              --                --     39,007,591    36,320,821
                         ----------------  ----------------  ------------  ------------
Change in net assets
 resulting from
 operations.............        6,824,309         7,210,813    57,305,119    45,613,014
                         ----------------  ----------------  ------------  ------------
DISTRIBUTIONS TO
SHAREHOLDERS:
 From net investment
  income................       (6,824,309)       (7,133,143)     (770,677)   (1,735,147)
 From net realized
  gains.................          (98,019)              --     (7,793,542)   (3,191,515)
                         ----------------  ----------------  ------------  ------------
Change in net assets
 from shareholder
 distributions..........       (6,922,328)       (7,133,143)   (8,564,219)   (4,926,662)
                         ----------------  ----------------  ------------  ------------
CAPITAL TRANSACTIONS:
 Proceeds from shares
  issued................      432,771,449       473,468,676   112,226,792    60,312,936
 Dividends reinvested...        1,185,207           411,236     5,670,815     3,115,399
 Cost of shares
  redeemed..............     (428,996,222)     (458,009,749)  (67,919,225)  (42,397,835)
                         ----------------  ----------------  ------------  ------------
Change in net assets
 from capital
 transactions...........        4,960,434        15,870,163    49,978,382    21,030,500
                         ----------------  ----------------  ------------  ------------
Change in net assets....        4,862,415        15,947,833    98,719,282    61,716,852
NET ASSETS:
 Beginning of period....      153,835,790       137,887,957   210,949,736   149,232,884
                         ----------------  ----------------  ------------  ------------
 End of period.......... $    158,698,205  $    153,835,790  $309,669,018  $210,949,736
                         ================  ================  ============  ============
SHARE TRANSACTIONS:
 Issued.................      432,771,570       473,468,676     6,780,632     4,484,471
 Reinvested.............        1,185,207           411,236       345,069       229,751
 Redeemed...............     (428,996,222)     (458,009,749)   (3,010,465)   (3,200,256)
                         ----------------  ----------------  ------------  ------------
Change in shares........        4,960,555        15,870,163     4,115,236     1,513,966
                         ================  ================  ============  ============

                       See notes to financial statements.

THE COVENTRY GROUP
AMCORE VINTAGE MUTUAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                        INTERMEDIATE TAX-FREE
                               FIXED INCOME FUND                FUND
                           --------------------------  ------------------------
                               YEAR          YEAR         YEAR         YEAR
                              ENDED         ENDED         ENDED        ENDED
                            MARCH 31,     MARCH 31,     MARCH 31,    MARCH 31,
                               1997          1996         1997         1996
                           ------------  ------------  -----------  -----------
FROM INVESTMENT
ACTIVITIES:
OPERATIONS:
 Net investment income...  $  4,858,498  $  4,535,780  $ 1,591,494  $ 1,487,668
 Net realized losses from
  investment
  transactions...........      (708,174)     (462,154)      (3,897)      (5,701)
 Net change in unrealized
  appreciation
  (depreciation) from
  investments............    (1,520,708)    2,772,427     (249,407)     844,066
                           ------------  ------------  -----------  -----------
Change in net assets
 resulting from
 operations..............     2,629,616     6,846,053    1,338,190    2,326,033
                           ------------  ------------  -----------  -----------
DISTRIBUTIONS TO
SHAREHOLDERS:
 From net investment
  income.................    (4,793,251)   (4,616,883)  (1,588,011)  (1,492,074)
                           ------------  ------------  -----------  -----------
Change in net assets from
 shareholder
 distributions...........    (4,793,251)   (4,616,883)  (1,588,011)  (1,492,074)
                           ------------  ------------  -----------  -----------
CAPITAL TRANSACTIONS:
 Proceeds from shares
  issued.................    24,458,873    59,265,122   11,376,829   15,884,880
 Dividends reinvested....       587,764       880,889      265,066      203,508
 Cost of shares redeemed.   (15,603,369)  (59,296,543)  (8,664,123)  (5,203,326)
                           ------------  ------------  -----------  -----------
Change in net assets from
 capital transactions....     9,443,268       849,468    2,977,772   10,885,062
                           ------------  ------------  -----------  -----------
Change in net assets.....     7,279,633     3,078,638    2,727,951   11,719,021
NET ASSETS:
 Beginning of period.....    84,751,568    81,672,930   42,435,956   30,716,935
                           ------------  ------------  -----------  -----------
 End of period...........   $92,031,201   $84,751,568  $45,163,907  $42,435,956
                           ============  ============  ===========  ===========
SHARE TRANSACTIONS:
 Issued..................     2,480,499     5,921,879    1,106,061    1,538,333
 Reinvested..............        59,833        88,245       25,768       19,753
 Redeemed................    (1,586,621)   (5,888,472)    (845,708)    (506,382)
                           ------------  ------------  -----------  -----------
Change in shares.........       953,711       121,652      286,121    1,051,704
                           ============  ============  ===========  ===========

                       See notes to financial statements.

THE COVENTRY GROUP
AMCORE VINTAGE MUTUAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                            FIXED                  AGGRESSIVE
                              BALANCED FUND           TOTAL RETURN FUND            GROWTH FUND
                         ------------------------  ------------------------  ------------------------
                            YEAR        PERIOD        YEAR        PERIOD        YEAR        PERIOD
                            ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                          MARCH 31,    MARCH 31,    MARCH 31,    MARCH 31,    MARCH 31,    MARCH 31,
                            1997       1996 (A)       1997       1996 (B)       1997       1996 (C)
                         -----------  -----------  -----------  -----------  -----------  -----------
FROM INVESTMENT
 ACTIVITIES:
OPERATIONS:
 Net investment income
  (loss)................ $   292,146  $   361,515  $ 2,119,127  $ 1,815,766  $  (241,505) $     6,750
 Net realized gains
  (losses) from
  investment
  transactions..........     229,926      521,878     (539,307)      30,904    1,189,580       10,757
 Net change in
  unrealized
  appreciation
  (depreciation) from
  investments...........     643,518    1,270,635     (348,677)    (439,180)   1,285,550    1,551,233
                         -----------  -----------  -----------  -----------  -----------  -----------
Change in net assets
 resulting from
 operations.............   1,165,590    2,154,028    1,231,143    1,407,490    2,233,625    1,568,740
                         -----------  -----------  -----------  -----------  -----------  -----------
DISTRIBUTIONS TO
 SHAREHOLDERS:
 From net investment
  income................    (293,564)    (357,568)  (2,124,369)  (1,784,719)         --        (6,750)
 In excess of net
  investment income.....         --           --           --           --        (4,877)        (743)
 From net realized
  gains.................    (596,340)         --           --       (61,592)         --       (36,273)
                         -----------  -----------  -----------  -----------  -----------  -----------
Change in net assets
 from shareholder
 distributions..........    (889,904)    (357,568)  (2,124,369)  (1,846,311)      (4,877)     (43,766)
                         -----------  -----------  -----------  -----------  -----------  -----------
CAPITAL TRANSACTIONS:
 Proceeds from shares
  issued................  20,975,187   19,462,841   13,219,052   51,163,546   28,518,330   22,338,076
 Dividends reinvested...     876,475      353,573    2,000,529    1,779,986        2,073        5,263
 Cost of shares
  redeemed..............  (3,631,246)  (8,096,861) (16,669,940) (11,326,317)  (4,654,513)    (549,583)
                         -----------  -----------  -----------  -----------  -----------  -----------
Change in net assets
 from capital
 transactions...........  18,220,416   11,719,553   (1,450,359)  41,617,215   23,865,890   21,793,756
                         -----------  -----------  -----------  -----------  -----------  -----------
Change in net assets....  18,496,102   13,516,013   (2,343,585)  41,178,394   26,094,638   23,318,730
NET ASSETS:
 Beginning of period....  13,516,013          --    41,178,394          --    23,318,730          --
                         -----------  -----------  -----------  -----------  -----------  -----------
 End of period.......... $32,012,115  $13,516,013  $38,834,809  $41,178,394  $49,413,368  $23,318,730
                         ===========  ===========  ===========  ===========  ===========  ===========
SHARE TRANSACTIONS:
 Issued.................   1,746,733    1,918,288    1,340,011    5,099,717    2,397,474    2,196,534
 Reinvested.............      73,663       32,858      204,763      177,723          169          515
 Redeemed...............    (308,788)    (731,814)  (1,697,121)  (1,115,522)    (388,428)     (53,021)
                         -----------  -----------  -----------  -----------  -----------  -----------
Change in shares........   1,511,608    1,219,332     (152,347)   4,161,918    2,009,215    2,144,028
                         ===========  ===========  ===========  ===========  ===========  ===========

------
(a) For the period from June 1, 1995 (commencement of operations) through March 31, 1996.
(b) For the period from June 15, 1995 (commencement of operations) through March 31, 1996.
(c) For the period from September 29, 1995 (commencement of operations) through March 31, 1996.
                       See notes to financial statements.

THE COVENTRY GROUP
AMCORE VINTAGE U.S. GOVERNMENT OBLIGATIONS FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 1997

  SHARES OR
  PRINCIPAL                        SECURITY                          AMORTIZED
   AMOUNT                         DESCRIPTION                           COST
 ----------- ----------------------------------------------------   ------------
 U.S. GOVERNMENT AGENCY (74.9%):
 Federal Farm Credit Bank:
 $10,000,000 5.36%**, 4/24/97....................................   $  9,966,650
  10,000,000 5.34%**, 5/19/97....................................      9,930,533
  10,000,000 5.28%**, 5/23/97....................................      9,924,889
 Federal Home Loan Bank:
  10,000,000 5.40%**, 4/10/97....................................      9,986,850
  10,000,000 5.36%**, 5/8/97.....................................      9,946,555
  10,000,000 5.40%**, 8/7/97.....................................      9,815,467
 Federal National Mortgage Assoc.:
   5,000,000 5.65%*, 4/1/97......................................      5,000,000
  10,000,000 5.38%**, 5/14/97....................................      9,937,769
  10,000,000 5.37%**, 6/10/97....................................      9,898,889
  10,000,000 5.25%**, 6/13/97....................................      9,893,542
   5,000,000 5.58%**, 6/24/97....................................      4,936,767
  10,000,000 5.27%**, 7/8/97.....................................      9,856,539
  10,000,000 5.33%**, 7/21/97....................................      9,841,517
                                                                    ------------
   Total U.S. Government Agency                                      118,935,967
                                                                    ------------
 U.S. TREASURY BILLS (6.3%):
  10,000,000 5.23%**, 4/17/97....................................      9,977,333
                                                                    ------------
   Total U.S. Treasury Bills                                           9,977,333
                                                                    ------------

  SHARES OR
  PRINCIPAL                        SECURITY                         AMORTIZED
   AMOUNT                        DESCRIPTION                           COST
 ----------- ---------------------------------------------------   ------------
 REPURCHASE AGREEMENTS (19.2%):
 $15,447,372 Bear Stearns, 6.25%, 4/1/97 (Purchased on 3/31/97,
              proceeds at maturity $15,450,054; Collateralized
              by $41,285,000 U.S. Treasury Strips,
              6/19/97--8/15/22,
              market value $15,860,240).........................   $ 15,447,372
  15,000,000 Merrill Lynch, 6.20%*, 4/1/97 (Purchased on 2/4/97,
              Collateralized by $73,225,000 U.S. Treasury
              Strips, 11/15/18, market value $15,309,884).......     15,000,000
                                                                   ------------
   Total Repurchase Agreements                                       30,447,372
                                                                   ------------
   Total (Cost--$159,360,672) (a)                                  $159,360,672
                                                                   ============

------
Percentages indicated are based on net assets of $158,698,205.
(a) Amortized cost also represents cost for federal income tax purposes.
* Variable rate security. Interest rate is as of March 31, 1997. Maturity date reflects the next rate change date.
** Effective yield at date of purchase.

                       See notes to financial statements

THE COVENTRY GROUP
AMCORE VINTAGE EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 1997

 SHARES OR
 PRINCIPAL                        SECURITY                             MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   ------------
 COMMON STOCKS (98.8%):
 Aerospace/Defense (2.6%):
    30,000 Boeing Co. ...........................................   $  2,958,750
   116,000 Sundstrand Corp. .....................................      5,031,500
                                                                    ------------
                                                                       7,990,250
                                                                    ------------
 Banking (7.9%):
    50,000 BankAmerica Corp. ....................................      5,037,500
    10,000 Bankers Trust New York Corp. .........................        820,000
    56,000 Barnett Banks, Inc. ..................................      2,604,000
    40,000 First Union Corp. ....................................      3,245,000
    30,000 Mellon Bank Corp. ....................................      2,182,500
    86,000 NationsBank Corp. ....................................      4,762,250
    80,000 Norwest Corp. ........................................      3,700,000
    38,000 Wachovia Corp. .......................................      2,071,000
                                                                    ------------
                                                                      24,422,250
                                                                    ------------
 Beverages--Soft Drinks (2.3%):
    55,000 Coca-Cola Co. ........................................      3,073,125
   120,000 PepsiCo, Inc. ........................................      3,915,000
                                                                    ------------
                                                                       6,988,125
                                                                    ------------
 Capital Goods (1.2%):
    70,000 Fluor Corp. ..........................................      3,675,000
                                                                    ------------
 Chemicals (2.9%):
    90,000 Avery Dennison Corp. .................................      3,465,000
   145,000 Monsanto Co. .........................................      5,546,250
                                                                    ------------
                                                                       9,011,250
                                                                    ------------
 Computer--Hardware (2.1%):
    80,000 Cisco Systems, Inc. (b)...............................      3,850,000
    35,000 Compaq Computer Corp. (b).............................      2,681,875
                                                                    ------------
                                                                       6,531,875
                                                                    ------------
 Computer--Software & Peripherals (0.8%):
    25,000 Microsoft (b).........................................      2,292,188
                                                                    ------------
 Consumer Goods & Services (6.6%):
    36,000 Colgate Palmolive Co. ................................      3,586,500
   110,000 CUC International, Inc. (b)...........................      2,475,000
    72,000 Gillette Co. .........................................      5,229,000
    40,000 Kimberly-Clark Corp. .................................      3,975,000
    45,000 Procter & Gamble Co. .................................      5,175,000
                                                                    ------------
                                                                      20,440,500
                                                                    ------------

 SHARES OR
 PRINCIPAL                        SECURITY                             MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   ------------
 COMMON STOCKS, CONTINUED:
 Defense (1.6%):
   110,000 Raytheon Co. .........................................   $  4,963,750
                                                                    ------------
 Diversified Operations (5.7%):
    73,000 AlliedSignal, Inc. ...................................      5,201,250
    80,000 Corning, Inc. ........................................      3,550,000
    38,000 Minnesota Mining & Manufacturing Co. .................      3,211,000
    50,300 Textron, Inc. ........................................      5,281,500
                                                                    ------------
                                                                      17,243,750
                                                                    ------------
 Electrical & Electronic (7.9%):
   112,000 Emerson Electric Co. .................................      5,040,000
    72,400 General Electric Co. .................................      7,185,700
    53,000 Honeywell, Inc. ......................................      3,597,375
    60,000 Rockwell International................................      3,892,500
    90,000 Varian Associates, Inc. ..............................      4,815,000
                                                                    ------------
                                                                      24,530,575
                                                                    ------------
 Electronic Equipment & Components (1.6%):
    40,000 AMP, Inc. ............................................      1,375,000
    64,000 Avnet, Inc. ..........................................      3,608,000
                                                                    ------------
                                                                       4,983,000
                                                                    ------------
 Entertainment (2.0%):
    86,000 Walt Disney Co. ......................................      6,278,000
                                                                    ------------
 Financial Services (5.1%):
  $160,000 Federal Home Loan Mortgage
            Corp. ...............................................      4,360,000
   114,800 Fannie Mae............................................      4,147,150
   110,000 First Data Corp. .....................................      3,726,250
   110,000 Green Tree Financial Corp. ...........................      3,712,500
                                                                    ------------
                                                                      15,945,900
                                                                    ------------
 Food Processing (1.0%):
    55,000 ConAgra, Inc. ........................................      2,983,750
                                                                    ------------
 Food Products & Services (0.7%):
    60,000 Albertson, Inc. ......................................      2,040,000
                                                                    ------------
 Health Care (2.6%):
   100,000 Baxter International, Inc. ...........................      4,312,500
   170,000 MedPartners, Inc. (b).................................      3,612,500
                                                                    ------------
                                                                       7,925,000
                                                                    ------------

                                   Continued

THE COVENTRY GROUP
AMCORE VINTAGE EQUITY FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 MARCH 31, 1997

 SHARES OR
 PRINCIPAL                        SECURITY                             MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   ------------
 COMMON STOCKS, CONTINUED:
 Home Furnishing (1.4%):
   130,000 Newell Co. ...........................................   $  4,355,000
                                                                    ------------
 Insurance (3.0%):
    50,000 Allstate Corp. .......................................      2,968,750
    34,750 American International Group, Inc. ...................      4,078,781
    15,000 General Re Corp. .....................................      2,370,000
                                                                    ------------
                                                                       9,417,531
                                                                    ------------
 Machinery & Equipment (1.4%):
   100,000 Deere & Co. ..........................................      4,350,000
                                                                    ------------
 Medical Equipment & Supplies (1.4%):
    72,000 Medtronic, Inc. ......................................      4,482,000
                                                                    ------------
 Newspaper & Publishing (1.8%):
    28,000 Gannett, Inc. ........................................      2,404,500
    80,000 Tribune Co. ..........................................      3,240,000
                                                                    ------------
                                                                       5,644,500
                                                                    ------------
 Oil & Gas Exploration, Production & Services (4.0%):
    35,000 Amoco Corp. ..........................................      3,031,875
    25,000 Anadarko Petroleum Corp. .............................      1,403,125
    50,000 Enron Oil & Gas.......................................      1,037,500
    80,000 Global Marine, Inc. (b)...............................      1,720,000
    19,000 Mobil Corp. ..........................................      2,481,875
    25,500 Schlumberger Ltd. ....................................      2,734,875
                                                                    ------------
                                                                      12,409,250
                                                                    ------------
 Pharmaceuticals (13.5%):
    58,000 Abbott Laboratories...................................      3,255,250
    50,000 Agouron Pharmaceuticals, Inc. (b).....................      3,531,250
    92,400 American Home Products Corp. .........................      5,544,000
    80,000 Amgen, Inc. (b).......................................      4,470,000
    60,000 Bristol-Myers Squibb Co. .............................      3,540,000
    60,000 Lilly (Eli) & Co. ....................................      4,935,000
    45,000 Merck & Co., Inc. ....................................      3,791,250

 SHARES OR
 PRINCIPAL                        SECURITY                             MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   ------------
 COMMON STOCKS, CONTINUED:
 Pharmaceuticals, continued:
   100,000 Mylan Laboratories....................................   $  1,462,500
    62,800 Pfizer, Inc. .........................................      5,283,050
    71,000 Warner Lambert Co. ...................................      6,141,500
                                                                    ------------
                                                                      41,953,800
                                                                    ------------
 Photographic Proucts (1.8%):
    75,000 Eastman Kodak Co. ....................................      5,690,625
                                                                    ------------
 Retail--General Merchandise (2.3%):
    80,000 May Department Stores Co. ............................      3,640,000
    70,000 Sears Roebuck & Co. ..................................      3,517,500
                                                                    ------------
                                                                       7,157,500
                                                                    ------------
 Retail--Specialty Stores (4.2%):
    80,000 Fastenal Co. .........................................      2,800,000
    78,500 Home Depot, Inc. .....................................      4,199,750
   150,000 Staples, Inc. (b).....................................      3,018,750
    70,000 Walgreen Co. .........................................      2,931,250
                                                                    ------------
                                                                      12,949,750
                                                                    ------------
 Semiconductors (3.2%):
    44,000 Intel Corp. ..........................................      6,121,500
    80,000 Xilinx, Inc. (b)......................................      3,900,000
                                                                    ------------
                                                                      10,021,500
                                                                    ------------
 Telecommunication (4.8%):
    40,000 AirTouch Communications, Inc. (b).....................        920,000
    58,000 Ameritech Corp. ......................................      3,567,000
    70,000 BellSouth Corp. ......................................      2,957,500
    90,000 GTE Corp. ............................................      4,196,250
   150,000 WorldCom, Inc. (b)....................................      3,300,000
                                                                    ------------
                                                                      14,940,750
                                                                    ------------
 Telecommunications--Services & Equipment (1.4%):
    80,972 Lucent Technologies...................................      4,271,273
                                                                    ------------
   Total Common Stocks                                               305,888,642
                                                                    ------------


                                   Continued

THE COVENTRY GROUP
AMCORE VINTAGE EQUITY FUND

                 SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                MARCH 31, 1997

 SHARES OR
 PRINCIPAL                        SECURITY                             MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   ------------
 INVESTMENT COMPANIES (1.3%):
 4,164,633 AMCORE Vintage U.S. Government Obligation Fund........   $  4,164,633
                                                                    ------------
   Total Investment Companies                                          4,164,633
                                                                    ------------
   Total (Cost--$216,846,651) (a)                                   $310,053,275
                                                                    ============

------
Percentages indicated are based on net assets of $309,669,018.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $3,125. Cost for federal income tax purposes differs from market value by net unrealized appreciation of securities as follows:

   Unrealized apprecia-
    tion................. $97,741,677
   Unrealized deprecia-
    tion.................  (4,538,178)
                          -----------
   Net unrealized appre-
    ciation.............. $93,203,499
                          ===========

(b) Represents non-income producing securities.

                      See notes to financial statements.

THE COVENTRY GROUP
AMCORE VINTAGE FIXED INCOME FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 1997

 SHARES OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                        DESCRIPTION                           VALUE
 ---------- ----------------------------------------------------   ------------
 COLLATERAL MORTGAGE OBLIGATION (22.7%):
 Farmer Mac:
 $2,495,000 7.59%, 1/25/02......................................   $  2,499,678
 Federal Home Loan Mortgage Corp.:
  2,000,000 6.25%, 12/15/06.....................................      1,940,620
  2,227,380 6.50%, 10/15/21.....................................      2,162,295
 Federal National Conventional Loan:
  1,904,914 7.50%, 7/1/16.......................................      1,893,275
 Federal National Mortgage Assoc.:
  2,611,001 7.00%, 8/25/06......................................      2,619,147
    926,031 6.60%, 4/25/17......................................        918,502
 Green Tree Financial Corp.:
  2,000,000 7.30%, 1/15/28......................................      1,948,750
 IMC Home Equity Loan:
  2,000,000 7.11%, 8/25/14......................................      1,952,300
 Prudential Home Mortgage Securities:
  2,914,782 7.15%, 3/25/24......................................      2,814,571
 Ryland Mortgage Securities Corp.:
  2,174,912 7.50%, 8/25/24......................................      2,163,341
                                                                   ------------
   Total Collateral Mortgage Obligation                              20,912,479
                                                                   ------------
 CORPORATE BONDS (19.5%):
 Automobiles (2.1%):
  2,000,000 Olympic Auto, 6.25%, 11/15/04.......................      1,946,340
                                                                   ------------
 Banking (3.7%):
    500,000 Chase Manhattan Corp., 8.80%, 2/1/00................        500,900
    500,000 Chase Manhattan Corp., 9.05%, 2/1/02................        504,505
  1,000,000 First Union Corp., 7.05%, 8/1/05....................        969,870
  1,000,000 NationsBank Corp., 6.63%, 1/15/98...................      1,003,140
    500,000 Northern Trust Co., 6.50%, 5/1/03...................        477,845
                                                                   ------------
                                                                      3,456,260
                                                                   ------------
 Utilities--Electric (1.6%):
    250,000 Central Power & Light Co., 6.63%, 1/1/98............        250,028
  1,000,000 Florida Power & Light, 6.88%, 4/1/04, callable
             4/1/98 @ 102.......................................        958,020
    250,000 Sierra Pacific Power Co., 6.50%, 7/1/97.............        250,125
                                                                   ------------
                                                                      1,458,173
                                                                   ------------

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 ---------- -----------------------------------------------------   ------------
 CORPORATE BONDS, CONTINUED:
 Financial Services (5.9%):
 $1,000,000 Associates Corp., 7.50%, 4/15/02.....................   $  1,013,330
  1,000,000 Commercial Credit Corp., 6.88%, 5/1/02...............        984,270
    500,000 Ford Motor Credit Corp., 7.50%, 1/27/03..............        504,785
  1,000,000 Norwest Financial, Inc., 7.50%, 4/15/05..............      1,008,250
  1,000,000 Smith Barney, 6.88%, 6/15/05.........................        958,330
  1,000,000 Travelers/Aetna, 6.75%, 4/15/01......................        988,980
                                                                    ------------
                                                                       5,457,945
                                                                    ------------
 Home Furnishing (1.0%):
  1,000,000 Newell Co., 6.40%, 6/10/02...........................        956,830
                                                                    ------------
 Industrial Goods & Services (1.4%):
  1,000,000 Du Pont (E. I.) de Nemours & Co., 6.42%, 11/20/97....      1,002,450
    250,000 Du Pont (E. I.) de Nemours & Co., 8.65%, 12/1/97.....        253,773
                                                                    ------------
                                                                       1,256,223
                                                                    ------------
 Restaurants (0.3%):
    218,889 Secured Restaurant Trust, 10.25%, 11/15/00...........        233,226
                                                                    ------------
 Retail Stores (0.6%):
    500,000 Sears Roebuck & Co., 8.02%, 12/28/98.................        511,205
                                                                    ------------
 Telecommunications (2.9%):
    250,000 AT&T Corp., 8.20%, 2/15/05, callable 2/15/00 @ 100...        257,188
  1,000,000 GTE Florida, Inc., 6.25%, 11/15/05...................        926,900
    500,000 Hawaiian Telephone, 8.00%, 9/1/01....................        500,160
  1,000,000 United Telephone Co. of Florida, 7.25%, 12/15/04.....        993,680
                                                                    ------------
                                                                       2,677,928
                                                                    ------------
   Total Corporate Bonds                                              17,954,130
                                                                    ------------
 MUNICIPAL BONDS (2.1%):
 Michigan (1.0%):
  1,000,000 Detroit Michigan Building Authority, 6.60%, 7/1/03...        972,230
                                                                    ------------

                                   Continued

THE COVENTRY GROUP
AMCORE VINTAGE FIXED INCOME FUND

                 SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                MARCH 31, 1997

 SHARES OR
 PRINCIPAL                         SECURITY                           MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 ---------- -----------------------------------------------------   -----------
 MUNICIPAL BONDS, CONTINUED:
 Wisconsin (1.1%):
 $1,000,000 Wisconsin Housing, 7.98%, 3/1/21, callable 3/1/07 @
             102.................................................   $ 1,000,000
                                                                    -----------
   Total Municipal Bonds                                              1,972,230
                                                                    -----------
 U.S. GOVERNMENT AGENCIES (18.0%):
 Federal Home Loan Banks:
  2,000,000 5.51%*, 4/16/97......................................     1,995,620
    500,000 8.05%, 5/27/04, callable 5/27/97
             @ 100...............................................       498,985
 Federal Home Loan Mortgage Corp.:
  1,250,000 7.05%, 3/24/04, callable 3/24/97
             @ 100...............................................     1,218,950
    500,000 8.05%, 5/19/04, callable 5/19/97
             @ 100...............................................       498,830
 Federal National Mortgage Assoc.:
  3,000,000 5.41%*, 4/3/97.......................................     2,999,112
  2,000,000 6.57%, 8/10/00, callable 8/10/98
             @ 100...............................................     1,976,240
  2,000,000 6.83%, 4/2/03, callable 4/2/99
             @ 100...............................................     1,920,620
  2,500,000 7.41%, 8/17/05, callable 8/17/98
             @ 100...............................................     2,497,900
  1,000,000 8.00%, 6/21/06, callable 6/21/99
             @ 100...............................................     1,001,250

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 ---------- ------------------------------------------------------   -----------
 U.S. GOVERNMENT AGENCIES, CONTINUED:
 $2,000,000 7.50%, 11/15/06, callable 11/15/99
             @ 100................................................   $ 1,964,060
                                                                     -----------
   Total U.S. Government Agencies                                     16,571,567
                                                                     -----------
 U.S. TREASURY NOTES (34.0%):
  1,500,000 6.38%, 6/30/97........................................     1,503,045
  1,500,000 7.88%, 1/15/98........................................     1,521,090
  1,000,000 7.13%, 10/15/98.......................................     1,011,410
  3,000,000 6.75%, 6/30/99........................................     3,015,480
  1,000,000 6.88%, 8/31/99........................................     1,007,340
  3,500,000 6.38%, 1/15/00........................................     3,483,585
  1,500,000 6.25%, 5/31/00........................................     1,483,125
  2,000,000 6.13%, 9/30/00........................................     1,965,620
  4,000,000 6.25%, 2/15/03........................................     3,891,240
  3,000,000 6.50%, 5/15/05........................................     2,919,360
  5,000,000 5.88%, 11/15/05.......................................     4,657,050
  5,000,000 6.50%, 10/15/06.......................................     4,844,550
                                                                     -----------
   Total U.S. Treasury Notes                                          31,302,895
                                                                     -----------
 INVESTMENT COMPANIES (3.3%):
  3,010,277 AMCORE Vintage U.S. Government Obligation Fund........     3,010,277
                                                                     -----------
   Total Investment Companies                                          3,010,277
                                                                     -----------
   Total (Cost--$93,776,909) (a)                                     $91,723,578
                                                                     ===========

------
Percentages indicated are based on net assets of $92,031,201.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $32,628. Cost for federal income tax purposes differs from market value by net unrealized depreciation of securities as follows:

   Unrealized apprecia-
    tion................  $    37,363
   Unrealized deprecia-
    tion................   (2,123,322)
                          -----------
   Net unrealized depre-
    ciation.............  $(2,085,959)
                          ===========

* Effective yield at date of purchase.


                      See notes to financial statements.

THE COVENTRY GROUP
AMCORE VINTAGE INTERMEDIATE TAX-FREE FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 1997

 SHARES OR
 PRINCIPAL                         SECURITY                           MARKET
   AMOUNT                        DESCRIPTION                           VALUE
 ---------- -----------------------------------------------------   -----------
 MUNICIPAL BONDS (97.4%):
 Alaska (3.1%):
 $  400,000 Alaska Student Loan Corp. Revenue Bonds, 5.13%,
             7/1/02..............................................   $   399,148
  1,000,000 Alaska Student Loan Corp. Revenue Bonds, 5.63%,
             7/1/07, callable 7/1/05 @ 100.......................     1,001,540
                                                                    -----------
                                                                      1,400,688
                                                                    -----------
 California (1.1%):
    500,000 Sacramento City Financing Authority, Lease Revenue
             Refunding-Series A, AMBAC Indemnity Corp.,
             5.05%, 11/1/06......................................       499,980
                                                                    -----------
 Delaware (1.1%):
    500,000 Sussex County, GO, 4.90%, 10/15/01, callable 4/15/00
             @ 101...............................................       503,225
                                                                    -----------
 Florida (4.4%):
    500,000 Florida School Boards Assoc., Lease Revenue, 6.75%,
             7/1/04, callable 7/1/00 @ 100.......................       521,935
    500,000 Jacksonville, Electric Authority Revenue, Refunding,
             Saint Johns River, Issue 2, Series 8, 5.13%,
             10/1/07, callable 10/1/02 @ 101 & 10/1/03 @ 103.....       496,595
    500,000 Martin County, Florida, GO, 4.25%, 2/1/01............       490,620
    500,000 State of Florida Board of Education, GO, 5.16%,
             6/1/05..............................................       503,115
                                                                    -----------
                                                                      2,012,265
                                                                    -----------
 Georgia (3.3%):
  1,000,000 Atlanta, GO, 5.00%, 12/1/07, callable 12/1/06 @ 100..       985,320
    500,000 Atlanta Revenue Bonds, 5.75%, 1/1/08.................       510,280
                                                                    -----------
                                                                      1,495,600
                                                                    -----------
 Hawaii (2.1%):
  1,000,000 Hawaii St. Refunding, GO, Series CI, 4.70%, 11/1/07..       954,010
                                                                    -----------
 Idaho (1.1%):
    500,000 Meridian Joint School District #2, Idaho, GO, 5.00%,
             7/30/03.............................................       505,100
                                                                    -----------
 Illinois (20.0%):
    200,000 Cherry Valley GO, 6.60%, 1/1/01......................       212,104
    500,000 Chicago Illinois Metropolitan Water Capital
             Improvement, GO, 5.00%, 12/1/02.....................       503,400
    500,000 Chicago Illinios Metroplitan Water Capital
             Improvement, GO, 5.25, 12/1/04......................       507,210
    500,000 Chicago O'Hare International Airport, 6.38%, 1/1/04,
             callable 1/1/02 @ 102 and 1/1/03 @ 101..............       532,235
    500,000 Illinois Development Finance Authority Revenue School
             District #46, 5.25%, 1/1/06.........................       502,045
    400,000 Illinois Health Facilities Authority Revenue. MBIA,
             4.90%, 11/15/03.....................................       397,080
    500,000 Illinios Housing Development Authority, 5.10%,
             7/1/02..............................................       502,795
    465,000 Illinois Housing Development Authority, Single Family
             Mortgage Revenue, 6.50%, 2/1/09.....................       488,734
  1,000,000 Illinois State Sales Tax Revenue, Series S, 5.00%,
             6/15/09.............................................       959,320
    300,000 Illinois Student Assistance Commission, Student Loan
             Revenue, Series M, GSL, 6.30%, 3/1/03...............       312,117
    500,000 Kane County Motor Fuel Transport Tax Revenue, 5.40%,
             3/1/06, callable 3/1/01 @ 102.50....................       505,615
    500,000 Kane County Public Building C, Elgin Community
             College 509-B, 5.75%, 12/1/10.......................       504,340
  1,000,000 Kendall & Kane Counties CSD #115 Yorkville, 5.65%,
             1/1/08, callable 1/1/07 @100........................     1,015,790
    300,000 Metropolitan Pier & Exposition Authority, State Tax
             Revenue, 5.20%, 6/15/99.............................       303,651

                                   Continued

THE COVENTRY GROUP
AMCORE VINTAGE INTERMEDIATE TAX-FREE FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 MARCH 31, 1997

 SHARES OR
 PRINCIPAL                         SECURITY                           MARKET
   AMOUNT                        DESCRIPTION                           VALUE
 ---------- -----------------------------------------------------   -----------
 MUNICIPAL BONDS, CONTINUED:
 $  500,000 Northwest Water Community Cook & Lake Counties, Water
             Revenue, 4.90%, 5/1/07..............................   $   482,390
    400,000 Sangamon County, Certificate of Participation, 6.40%,
             12/1/00.............................................       419,472
    100,000 Sterling Hospital Revenue, CGH Medical Center
             Project, 5.65%, 5/1/99..............................       100,991
    250,000 Winnebago County, School District 122, GO, 5.75%,
             6/1/01..............................................       259,810
    500,000 Winnebago & Boone Counties, Rockford School District
             Number 205, School Bonds, Series 1992 C,
             5.25%, 2/1/01.......................................       508,460
                                                                    -----------
                                                                      9,017,559
                                                                    -----------
 Indiana (8.0%):
  1,000,000 Evansville, Building Authority, 5.30%, 8/1/08........       993,870
    500,000 Indiana Bond Bank (Elkhart Water/Sewer Refunding
             Bonds), 5.55%, 11/1/10, callable 11/1/04 @ 102......       493,320
  1,000,000 Indianapolis Public Transportation, 6.00%, 7/1/10,
             callable 7/1/03 @ 102...............................     1,029,360
  1,000,000 Kokomo-Center, School Building Corp., 6.75%, 7/15/04.     1,098,020
                                                                    -----------
                                                                      3,614,570
                                                                    -----------
 Iowa (4.6%):
    300,000 Ames, Iowa Electric Revenue, 5.20%, 1/1/05, callable
             1/1/02 @ 100........................................       300,852
    500,000 Iowa City GO, 5.00%, 6/1/04, callable 6/1/02 @ 100...       502,225
    500,000 Iowa State Certificate of Participation, 6.50%,
             7/1/06, callable 7/1/02 @ 102 & 7/1/04 @ 100........       537,355
    500,000 Iowa Student Loan, 5.75%, 12/1/06....................       497,760
    250,000 Iowa Student Loan Liquidity Corp., Series A, 5.35%,
             12/1/02.............................................       253,760
                                                                    -----------
                                                                      2,091,952
                                                                    -----------
 Massachusetts (2.2%):
    500,000 Massachusetts Bay Transportation Authority, 5.30%,
             3/1/08, callable 3/1/06 @ 101.......................       497,845
    500,000 Massachusetts Education Loan Authority, 5.60%,
             7/1/06, callable 7/1/05 @ 102.......................       502,100
                                                                    -----------
                                                                        999,945
                                                                    -----------
 Michigan (3.3%):
  1,000,000 Grand Ledge, Michigan Public School District, 5.25%,
             5/1/09,.............................................       992,010
    500,000 Kent County, Michigan Building Authority, 4.80%,
             12/1/04.............................................       495,545
                                                                    -----------
                                                                      1,487,555
                                                                    -----------
 Minnesota (3.4%):
    500,000 Minneapolis, GO, 4.75%, 9/1/02.......................       500,215
    500,000 Minneapolis Special School District, 5.00%, 2/1/05...       497,090
    520,000 Ramsey County, 5.60%, 12/1/05, callable 12/1/04 @
             100.................................................       538,288
                                                                    -----------
                                                                      1,535,593
                                                                    -----------
 Mississippi (0.8%):
    350,000 Mississippi Higher Education, SR Series B, 5.25%,
             9/1/01..............................................       350,255
                                                                    -----------
 Nevada (2.9%):
    300,000 Clark County Revenue Bonds, 5.40%, 7/1/03............       303,300
    500,000 Clark County, Sanitation District, 5.60%, 7/1/07,
             callable 7/1/03 @ 101...............................       509,540
    500,000 State of Nevada, 4.40%, 11/1/01......................       491,920
                                                                    -----------
                                                                      1,304,760
                                                                    -----------


                                   Continued

THE COVENTRY GROUP
AMCORE VINTAGE INTERMEDIATE TAX-FREE FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 MARCH 31, 1997

 SHARES OR
 PRINCIPAL                         SECURITY                           MARKET
   AMOUNT                        DESCRIPTION                           VALUE
 ---------- -----------------------------------------------------   -----------
 MUNICIPAL BONDS, CONTINUED:
 New Jersey (2.2%):
 $  500,000 New Jersey State Transportation Trust, 5.00%,
             6/15/06.............................................   $   495,600
    500,000 New Jersey Wastewater Treatment Trust, Series A,
             4.80%, 9/1/06.......................................       491,365
                                                                    -----------
                                                                        986,965
                                                                    -----------
 New Mexico (2.2%):
    500,000 Albuquerque School District #12, 5.30%, 8/1/08,
             callable 8/1/03 @ 100...............................       499,120
    500,000 New Mexico Educational Assistance, 5.75%, 8/1/07.....       499,955
                                                                    -----------
                                                                        999,075
                                                                    -----------
 Ohio (0.4%):
    200,000 Student Loan Funding Corp., Series C, 5.50%, 12/1/01.       202,772
                                                                    -----------
 Rhode Island (1.7%):
    500,000 Rhode Island State, 4.90%, 6/15/04...................       496,375
    250,000 Rhode Island State Construction, Capital Development
             Loan, Series B, 6.00%, 5/15/99......................       257,138
                                                                    -----------
                                                                        753,513
                                                                    -----------
 South Dakota (1.1%):
    500,000 South Dakota Student Loan, 5.85%, 8/1/00.............       511,630
                                                                    -----------
 Tennessee (2.2%):
  1,000,000 Metropolitan Government Nashville & Davidson
             Counties, 5.50%, 7/1/08, callable 7/1/06 @ 101......     1,015,000
                                                                    -----------
 Texas (5.0%):
    500,000 Austin, Airport Revenue, 5.50%, 11/15/06.............       505,925
    500,000 Dallas Water & Sewer, 4.90%, 4/1/04, callable 4/1/03
             @ 100...............................................       496,785
    200,000 Houston, Water & Sewer System, Series C, MBIA, 5.25%,
             12/1/00.............................................       203,786
  1,000,000 San Antonio, Series A, GO, 6.00%, 8/1/08.............     1,066,890
                                                                    -----------
                                                                      2,273,386
                                                                    -----------
 Utah (1.2%):
    500,000 Salt Lake County, 5.50%, 12/15/04....................       520,000
                                                                    -----------
 Virginia (2.7%):
    500,000 Fairfax County, Series A, 4.90%, 6/1/03, callable
             6/1/00 @ 100.75.....................................       501,815
    195,000 Virginia Educational Loan Authority, Series E, 5.50%,
             3/1/01..............................................       200,023
    500,000 Virginia State Housing Development Authority, 5.10%,
             7/1/06, callable 1/1/02 @ 102.......................       494,880
                                                                    -----------
                                                                      1,196,718
                                                                    -----------
 Washington (7.0%):
    800,000 Grant County, Washington Public Utilities Hydro-
             Electric, 5.60%, 1/1/10, callable 1/1/08 @ 100......       800,560
    310,000 King County, Public Hospital, Facility Revenue, AMBAC
             Indemnity Corporation, 5.70%, 9/1/01................       320,475
    500,000 Seattle, Water System Revenue, 4.70%, 12/1/00........       499,970
    500,000 Tacoma, Electric System Revenue, 5.50%, 1/1/12,
             callable 1/1/02 @ 100...............................       491,045
    500,000 Washington State, 6.80%, 10/1/02, callable 10/1/99 @
             100.................................................       525,820
    500,000 Washington State GO, 5.35%, 9/1/06, callable 9/1/05 @
             100.................................................       506,395
                                                                    -----------
                                                                      3,144,265
                                                                    -----------


                                   Continued

THE COVENTRY GROUP
AMCORE VINTAGE INTERMEDIATE TAX-FREE FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 MARCH 31, 1997

 SHARES OR
 PRINCIPAL                         SECURITY                           MARKET
   AMOUNT                        DESCRIPTION                           VALUE
 ---------- -----------------------------------------------------   -----------
 MUNICIPAL BONDS, CONTINUED:
 Wisconsin (9.7%):
 $  500,000 City of Beloit, Sewer System Revenue Bond, 4.80%,
             7/1/05..............................................   $   488,975
    500,000 Franklin Public School District, 4.75%, 4/1/04.......       490,095
    500,000 Green Bay Area Public Schools, 4.40%, 4/1/02.........       488,640
    400,000 Kenosha, Series A, 4.90%, 4/1/99.....................       402,876
    500,000 Madison, 5.00%, 4/1/05...............................       498,370
    500,000 Milwaukee, 5.15%, 11/15/08...........................       507,225
    500,000 Sturgeon Bay Combined Utility, 4.90%, 1/1/06.........       489,315
    500,000 Wisconsin Housing & Economic Development Authority,
             Housing Revenue, 4.70%, 11/1/99.....................       500,075
    500,000 Wisconsin Housing & Economic Development Authority,
             Series B, 5.20%, 11/1/06, callable 10/1/03 @ 102....       495,515
                                                                    -----------
                                                                      4,361,086
                                                                    -----------
 Wyoming (0.6%):
    250,000 Cheyenne, GO Unlimited, 5.45%, 12/1/01...............       256,915
                                                                    -----------
   Total Municipal Bonds                                             43,994,382
                                                                    -----------
 INVESTMENT COMPANIES (1.1%):
    507,944 Bankers Trust Tax Free Money Fund....................       507,944
                                                                    -----------
   Total Investment Companies                                           507,944
                                                                    -----------
   Total (Cost--$44,680,969) (a)                                    $44,502,326
                                                                    ===========

--------
Percentages indicated are based on net assets of $45,163,907.
(a) Represents cost for federal tax purposes and differs from value by net unrealized depreciation of securities as follows:

                Unrealized
   appreciation........... $ 209,410
                Unrealized
   depreciation...........  (388,053)
                           ---------
            Net unrealized
   depreciation........... $(178,643)
                           =========

AMBAC--American Municipal Bond Assurance Corporation.
CSD--Central School District.
GO--General Obligation.
GSL--Guaranteed Student Loans.
MBIA--Municipal Bond Insurance Association.


                       See notes to financial statements.

THE COVENTRY GROUP
AMCORE VINTAGE BALANCED FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 1997

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS (62.9%):
 Aerospace/Defense (0.9%):
     6,500 Sundstrand Corp........................................   $   281,938
                                                                     -----------
 Automotive Parts & Equipment (0.8%):
     7,500 Lear Corp. (b).........................................       250,313
                                                                     -----------
 Banking (3.6%):
     3,000 BankAmerica Corp.......................................       302,250
     2,500 Barnett Banks, Inc.....................................       116,250
     5,000 First Union Corp.......................................       405,625
     6,000 NationsBank Corp.......................................       332,250
                                                                     -----------
                                                                       1,156,375
                                                                     -----------
 Beverages--Soft Drinks (1.2%):
    12,000 PepsiCo, Inc...........................................       391,500
                                                                     -----------
 Business Services (0.3%):
     6,000 Olsten Corp............................................        96,750
                                                                     -----------
 Capital Goods (0.9%):
     5,500 Fluor Corp.............................................       288,750
                                                                     -----------
 Chemicals (2.4%):
     2,500 Air Products & Chemical................................       169,688
     2,500 Du Pont (E. I.) de Nemours & Co........................       265,000
     8,500 Monsanto Co............................................       325,125
                                                                     -----------
                                                                         759,813
                                                                     -----------
 Computer Hardware (3.8%):
     7,000 3Com Corp. (b).........................................       229,250
     6,500 Cisco Systems, Inc. (b)................................       312,812
     5,200 Compaq Computer Corp. (b)..............................       398,450
     4,000 Hewlett Packard Co.....................................       213,000
     2,200 Sun Microsystems, Inc. (b).............................        63,525
                                                                     -----------
                                                                       1,217,037
                                                                     -----------
 Computer--Software & Peripherals (2.1%):
     8,500 Computer Associates
            International, Inc....................................       330,437
     2,600 Microsoft (b)..........................................       238,388
     3,000 Oracle Corp (b)........................................       115,687
                                                                     -----------
                                                                         684,512
                                                                     -----------
 Computer Services (0.8%):
     6,600 Electronic Data Systems Corp...........................       266,475
                                                                     -----------
 Consumer Goods & Services (3.5%):
    13,500 CUC International, Inc. (b)............................       303,750

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Consumer Goods & Services, continued:
     3,700 Gillette Co............................................   $   268,713
     2,500 Kimberly-Clark Corp....................................       248,437
     2,600 Procter & Gamble Co....................................       299,000
                                                                     -----------
                                                                       1,119,900
                                                                     -----------
 Defense (0.6%):
     4,000 Raytheon Co............................................       180,500
                                                                     -----------
 Diversified Operations (1.3%):
     5,700 AlliedSignal, Inc......................................       406,125
                                                                     -----------
 Electronics--Semiconductors (0.8%):
     7,000 Adaptec, Inc. (b)......................................       250,250
                                                                     -----------
 Electrical & Electronics (2.9%):
     7,000 Emerson Electric Co....................................       315,000
     3,000 General Electric Co....................................       297,750
     5,000 Rockwell International.................................       324,375
                                                                     -----------
                                                                         937,125
                                                                     -----------
 Entertainment (0.7%):
     3,000 Walt Disney Co.........................................       219,000
                                                                     -----------
 Financial Services (4.6%):
    10,000 Fannie Mae.............................................       361,250
     9,000 First Data Corp........................................       304,875
     8,000 Green Tree Financial Corp..............................       270,000
     5,000 Travelers Group, Inc...................................       239,375
     5,000 Reuters Holding plc--Sponsored ADR.....................       290,937
                                                                     -----------
                                                                       1,466,437
                                                                     -----------
 Food Products & Services (0.7%):
     7,000 Albertsons, Inc........................................       238,000
                                                                     -----------
 Food Wholesale (0.9%):
     8,500 Sysco Corp.............................................       290,063
                                                                     -----------
 Health Care (1.7%):
     3,000 Health Care & Retirement Corp. (b).....................        86,250
     5,500 Lincare Holdings, Inc. (b).............................       226,875
    11,000 MedPartners, Inc. (b)..................................       233,750
                                                                     -----------
                                                                         546,875
                                                                     -----------
 Health Care Products & Services (0.5%):
     3,200 Shared Medical Systems Corp............................       148,800
                                                                     -----------


                                   Continued

THE COVENTRY GROUP
AMCORE VINTAGE BALANCED FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 MARCH 31, 1997

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Home Furnishing (0.9%):
     8,500 Newell Co..............................................   $   284,750
                                                                     -----------
 Insurance (3.3%):
     5,500 Allstate Corp..........................................       326,562
     2,450 American International Group, Inc......................       287,569
     1,200 General Re Corp........................................       189,600
     3,500 MGIC Investment Corp...................................       247,625
                                                                     -----------
                                                                       1,051,356
                                                                     -----------
 Manufacturing--Capital Goods (0.8%):
     7,000 Diebold, Inc...........................................       263,375
                                                                     -----------
 Medical Equipment & Supplies (1.2%):
     6,000 Medtronic, Inc.........................................       373,500
                                                                     -----------
 Newspaper & Publishing (2.3%):
     4,000 Gannett, Inc...........................................       343,500
     5,000 New York Times Co.--Class A............................       220,625
     4,000 Tribune Co.............................................       162,000
                                                                     -----------
                                                                         726,125
                                                                     -----------
 Oil & Gas Exploration, Production & Services (4.1%):
     2,000 Amoco Corp.............................................       173,250
     3,500 Ensco International....................................       172,375
     2,500 Mobil Corp.............................................       326,562
     3,500 Schlumberger Ltd.......................................       375,375
     5,500 Tidewater, Inc.........................................       253,000
                                                                     -----------
                                                                       1,300,562
                                                                     -----------
 Health Care--Drugs (6.2%):
     3,000 Abbott Laboratories....................................       168,375
     2,500 Agouron Pharmaceuticals, Inc. (b)......................       176,562
     3,500 Amgen, Inc. (b)........................................       195,563
     3,500 Lilly (Eli) & Co.......................................       287,875
     4,000 Merck & Co., Inc.......................................       337,000
     4,500 Pfizer, Inc............................................       378,562
     5,000 Warner Lambert Co......................................       432,500
                                                                     -----------
                                                                       1,976,437
                                                                     -----------
 Photographic Products (1.0%):
     4,400 Eastman Kodak Co.......................................       333,850
                                                                     -----------
 Retail Stores/Catalog (0.6%):
     9,500 Viking Office Products, Inc. (b).......................       184,063
                                                                     -----------

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Retail--General Merchandise (1.8%):
     7,000 Federated Department Stores, Inc. (b)..................   $   230,125
     8,000 Kohl's Corp. (b).......................................       339,000
                                                                     -----------
                                                                         569,125
                                                                     -----------
 Retail--Specialty Stores (2.1%):
     4,000 Lowe's Cos., Inc.......................................       149,500
    15,000 Staples, Inc. (b)......................................       301,875
     5,600 Walgreen Co............................................       234,500
                                                                     -----------
                                                                         685,875
                                                                     -----------
 Semiconductors (1.5%):
     3,600 Intel Corp.............................................       500,850
                                                                     -----------
 Telecommunications (1.0%):
     1,500 Ameritech Corp.........................................        92,250
     5,000 GTE Corp...............................................       233,125
                                                                     -----------
                                                                         325,375
                                                                     -----------
 Telecommunication--Services & Equipment (1.1%):
     7,000 Lucent Technologies....................................       369,250
                                                                     -----------
   Total Common Stocks                                                20,141,031
                                                                     -----------
 CORPORATE BONDS (1.5%):
 Financial Services (0.7%):
  $250,000 GMAC, 6.50%, 12/5/05...................................       234,605
                                                                     -----------
 Telecommunications (0.8%):
   250,000 AT&T Corp., 7.00%, 5/15/05.............................       244,483
                                                                     -----------
   Total Corporate Bonds                                                 479,088
                                                                     -----------
 U.S. GOVERNMENT AGENCIES (4.7%):
 Federal Home Loan Bank:
   500,000 5.51%*, 4/16/97........................................       498,905
                                                                     -----------
 Federal National Mortgage Assoc.:
 1,000,000 5.41%*, 4/3/97.........................................       999,704
                                                                     -----------
   Total U.S. Government Agencies                                      1,498,609
                                                                     -----------
 U.S. TREASURY NOTES (25.8%):
   500,000 6.00%, 11/30/97........................................       500,155
 1,500,000 6.00%, 5/31/98.........................................     1,496,490
 1,000,000 6.38%, 7/15/99.........................................       997,500
 1,000,000 6.38%, 1/15/00.........................................       995,310
 1,000,000 6.25%, 5/31/00.........................................       988,750

                                   Continued

THE COVENTRY GROUP
AMCORE VINTAGE BALANCED FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 MARCH 31, 1997

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
   AMOUNT                         DESCRIPTION                           VALUE
 ---------- ------------------------------------------------------   -----------
 U.S. TREASURY NOTES, CONTINUED:
 $1,000,000 6.25%, 2/15/03........................................   $   972,810
  2,000,000 5.88%, 11/15/05.......................................     1,862,820
    500,000 5.63%, 2/15/06........................................       456,720
                                                                     -----------
   Total U.S. Treasury Notes                                           8,270,555
                                                                     -----------
 INVESTMENT COMPANIES (4.7%):
  1,500,000 AMCORE Vintage U.S. Government Obligation Fund........     1,500,000
                                                                     -----------
   Total Investment Companies                                          1,500,000
                                                                     -----------

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 DEMAND DEPOSITS (0.2%):
  $80,000  Money Over Night Instrument (Moni), 6.57%, 4/1/97......   $    80,000
                                                                     -----------
   Total Demand Depostits                                                 80,000
                                                                     -----------
   Total (Cost--$30,055,130) (a)                                     $31,969,283
                                                                     ===========

------
Percentages indicated are based on net assets of $32,012,115.
(a) Represents cost for federal tax purposes and differs from market value by net unrealized appreciation of securities as follows:

   Unrealized apprecia-
    tion................. $ 3,077,950
   Unrealized deprecia-
    tion.................  (1,163,797)
                          -----------
   Net unrealized appre-
    ciation.............. $ 1,914,153
                          ===========

(b) Represents non-income producing securities.

* Effective yield at date of purchase.


                       See notes to financial statements.

THE COVENTRY GROUP
AMCORE VINTAGE FIXED TOTAL RETURN FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                MARCH 31, 1997

 SHARES OR
 PRINCIPAL                       SECURITY                         MARKET
   AMOUNT                      DESCRIPTION                         VALUE
 ---------- -------------------------------------------------   -----------
 COLLATERALIZED MORTGAGE OBLIGATIONS (10.1%):
 Federal Home Loan Mortgage Corp.:
 $2,000,000 6.50%, 9/15/06...................................   $ 1,953,120
  2,000,000 6.50%, 3/15/07...................................     1,957,500
                                                                -----------
   Total Collateral Mortgage Obligations                          3,910,620
                                                                -----------
 CORPORATE BONDS (22.7%):
 Banking (8.8%):
    500,000 Chase Manhattan Corp., 8.80%, 2/1/00.............       500,900
  1,000,000 Citicorp, 6.38%, 1/15/06.........................       928,950
  1,000,000 First Union Corp., 7.05%, 8/1/05.................       969,870
  1,000,000 Norwest Financial, Inc., 8.38%, 1/15/00..........     1,025,570
                                                                -----------
                                                                  3,425,290
                                                                -----------
 Financial Services (10.0%):
  1,000,000 Bear Stearns, 6.70%, 8/1/03......................       963,260
  1,000,000 Ford Motor Credit, 6.13%, 1/9/06.................       916,190
  1,000,000 Lehman Brothers, Inc., 7.63%, 6/1/06.............     1,011,890
  1,000,000 Merrill Lynch & Co., 7.00%, 4/27/08..............       964,850
                                                                -----------
                                                                  3,856,190
                                                                -----------
 Railroads (2.6%):
  1,000,000 Norfolk Southern Railway Equipment Trust, 7.75%,
             8/15/02.........................................     1,022,470
                                                                -----------
 Retail Stores (1.3%):
    500,000 Sears Roebuck & Co., 8.45%, 11/1/98..............       512,690
                                                                -----------
   Total Corporate Bonds                                          8,816,640
                                                                -----------

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
   AMOUNT                         DESCRIPTION                           VALUE
 ---------- ------------------------------------------------------   -----------
 U.S. GOVERNMENT AGENCIES (21.6%):
 Federal Home Loan Bank:
 $1,000,000 5.51%*, 4/16/97.......................................   $   997,810
 Federal Home Loan Mortgage Corp.:
  1,579,565 7.00%, 8/1/09.........................................     1,563,801
  1,972,481 7.50%*, 9/15/18.......................................     1,981,258
 Federal National Mortgage Assoc.:
  3,000,000 5.41%*, 4/3/97........................................     2,999,112
  1,000,000 7.91%*, 8/10/04.......................................       835,310
                                                                     -----------
   Total U.S. Government Agencies                                      8,377,291
                                                                     -----------
 U.S. TREASURY NOTES (37.6%):
  3,000,000 6.38%, 7/15/99........................................     2,992,500
  1,000,000 6.38%, 1/15/00........................................       995,310
  2,000,000 6.25%, 2/15/03........................................     1,945,620
  1,000,000 5.75%, 8/15/03........................................       943,910
  1,000,000 6.75%, 6/30/99........................................     1,005,160
  1,000,000 6.88%, 8/31/99........................................     1,007,340
  2,000,000 6.50%, 5/15/05........................................     1,946,240
  3,000,000 5.88%, 11/15/05.......................................     2,794,230
  1,000,000 6.50%, 10/15/06.......................................       968,910
                                                                     -----------
   Total U.S. Treasury Notes                                          14,599,220
                                                                     -----------
 INVESTMENT COMPANIES (3.4%):
  1,321,851 AMCORE Vintage U.S. Government Obligation Fund........     1,321,851
                                                                     -----------
   Total Investment Companies                                          1,321,851
                                                                     -----------
   Total (Cost--$37,813,479) (a)                                     $37,025,622
                                                                     ===========

------
Percentages indicated are based on net assets of $38,834,809.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $56,094. Cost for federal income tax purposes differs from market value by net unrealized depreciation of securities as follows:

   Unrealized
   appreciation........... $  14,998

   Unrealized
   depreciation...........  (858,949)
                           ---------
   Net unrealized
   depreciation........... $(843,951)
                           =========

 * Effective yield at date of purchase.

                      See notes to financial statements.

THE COVENTRY GROUP
AMCORE VINTAGE AGGRESSIVE GROWTH FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 1997

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS (97.0%):
 Aerospace/Defense (2.1%):
   8,100   Precision Castparts Corp. .............................   $   413,100
  15,000   Sundstrand Corp. ......................................       650,625
                                                                     -----------
                                                                       1,063,725
                                                                     -----------
 Apparel & Shoes (0.7%):
   6,000   Nike, Inc. ............................................       372,000
                                                                     -----------
 Automotive Parts & Equipment (2.9%):
  20,000   Lear Corp. (b).........................................       667,500
  18,000   OEA, Inc. .............................................       751,500
                                                                     -----------
                                                                       1,419,000
                                                                     -----------
 Banking (2.6%):
   6,000   First Union Corp. .....................................       486,750
  11,000   Mellon Bank Corp. .....................................       800,250
                                                                     -----------
                                                                       1,287,000
                                                                     -----------
 Beverages Soft Drinks (1.8%):
   6,000   Coca-Cola Co. .........................................       335,250
  17,000   PepsiCo, Inc. .........................................       554,625
                                                                     -----------
                                                                         889,875
                                                                     -----------
 Business Services (1.7%):
  15,000   Cellular Technical Services............................       135,938
  18,500   Olsten Corp. ..........................................       298,313
  10,000   Paychex, Inc. .........................................       411,250
                                                                     -----------
                                                                         845,501
                                                                     -----------
 Chemicals (4.6%):
  13,000   Air Products & Chemical................................       882,375
  24,500   Monsanto Co. ..........................................       937,125
  10,000   W.R. Grace & Co. ......................................       473,750
                                                                     -----------
                                                                       2,293,250
                                                                     -----------
 Computer--Hardware (9.9%):
  10,000   3Com Corp. (b).........................................       327,500
  22,500   Cabletron Systems, Inc. (b)............................       658,125
  25,000   Cisco Systems, Inc. (b)................................     1,203,125
   9,000   Compaq Computer Corp. (b)..............................       689,625
   9,000   Dell Computer Corp. (b)................................       608,625
  10,000   Hewlett Packard Co. ...................................       532,500
  30,000   Sun Microsystems, Inc. (b).............................       866,250
                                                                     -----------
                                                                       4,885,750
                                                                     -----------

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Computer--Software & Peripherals (4.1%):
  26,000   Computer Associates International, Inc. ...............   $ 1,010,750
  15,000   FORE Systems, Inc. (b).................................       225,000
  20,000   Oracle Corp. (b).......................................       771,250
                                                                     -----------
                                                                       2,007,000
                                                                     -----------
 Computer--Services (1.0%):
  12,000   Electronic Data Systems Corp. .........................       484,500
                                                                     -----------
 Consumer Goods & Services (5.0%):
  35,000   CUC International, Inc. (b)............................       787,500
   8,500   Gillette Co. ..........................................       617,312
   6,000   Kimberly-Clark Corp. ..................................       596,250
   4,000   Procter & Gamble Co. ..................................       460,000
                                                                     -----------
                                                                       2,461,062
                                                                     -----------
 Containers & Packaging (0.4%):
   5,000   Avery Dennison Corp. ..................................       192,500
                                                                     -----------
 Diversified Operations (0.6%):
   4,000   AlliedSignal, Inc. ....................................       285,000
                                                                     -----------
 Electrical & Electronic (1.7%):
   4,000   General Electric Co. ..................................       397,000
   7,000   Rockwell International.................................       454,125
                                                                     -----------
                                                                         851,125
                                                                     -----------
 Entertainment (1.0%):
   7,000   Walt Disney Co. .......................................       511,000
                                                                     -----------
 Financial Services (10.7%):
  16,000   Fannie Mae.............................................       578,000
  16,000   Federal Home Loan Mortgage Corp. ......................       436,000
  20,000   First Data Corp. ......................................       677,500
  18,500   Franklin Resources, Inc. ..............................       943,500
  16,000   Green Tree Financial Corp. ............................       540,000
   6,000   Household International................................       515,250
  26,100   MBNA Corp. ............................................       727,537
  15,000   Reuters Holding plc--Sponsored ADR.....................       872,812
                                                                     -----------
                                                                       5,290,599
                                                                     -----------
 Food Products & Services (0.2%):
   6,000   Whole Foods Market, Inc. (b)...........................       124,500
                                                                     -----------
 Food Wholesaling (0.7%):
  10,000   Sysco Corp. ...........................................       341,250
                                                                     -----------


                                   Continued

THE COVENTRY GROUP
AMCORE VINTAGE AGGRESSIVE GROWTH FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 MARCH 31, 1997

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Health Care (7.2%):
  12,000   HealthCare COMPARE Corp. (b)...........................   $   487,500
  10,000   Health Care & Retirement Corp. (b).....................       287,500
  18,500   Health Management
            Associates, Inc. (b)..................................       439,375
  17,000   Lincare Holdings, Inc. (b).............................       701,250
  20,000   MedPartners, Inc. (b)..................................       425,000
   8,500   Sofamor Danek Group, Inc. (b)..........................       307,063
  12,000   United Healthcare Corp. ...............................       571,500
  13,000   Vivra, Inc. (b)........................................       351,000
                                                                     -----------
                                                                       3,570,188
                                                                     -----------
 Health Care Products & Services (1.1%):
  12,000   Shared Medical Systems Corp. ..........................       558,000
                                                                     -----------
 Home Furnishing (1.0%):
  15,000   Newell Co. ............................................       502,500
                                                                     -----------
 Insurance (1.1%):
     500   American International Group, Inc. ....................        58,688
  12,000   Amerin Corp. (b).......................................       241,500
   5,000   Horace Mann Educators Corp. ...........................       220,625
                                                                     -----------
                                                                         520,813
                                                                     -----------
 Medical Equipment & Supplies (1.2%):
   9,200   Medtronic, Inc. .......................................       572,700
                                                                     -----------
 Oil & Gas Exploration, Production & Services (3.9%):
   5,000   Enron Oil & Gas........................................       103,750
   7,000   Ensco International....................................       344,750
   3,500   Schlumberger Ltd. .....................................       375,375
  10,000   Seitel, Inc. (b).......................................       353,750
  16,000   Tidewater, Inc. .......................................       736,000
                                                                     -----------
                                                                       1,913,625
                                                                     -----------
 Paper Products (1.2%):
  23,500   Caraustar Industries, Inc. ............................       584,562
                                                                     -----------
 Pharmaceuticals (7.5%):
  11,000   Agouron Pharmaceuticals, Inc. (b)......................       776,875
  10,000   Alkermes, Inc. (b).....................................       138,750
  14,000   Amgen, Inc. (b)........................................       782,250
  10,000   Elan Corp. plc (b).....................................       341,250

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Pharmaceuticals, continued:
  22,000   Genzyme Corp. (b)......................................   $   495,000
   3,000   Lilly (Eli) & Co. .....................................       246,750
   8,000   Pfizer, Inc. ..........................................       673,000
   3,000   Warner Lambert Co. ....................................       259,500
                                                                     -----------
                                                                       3,713,375
                                                                     -----------
 Restaurants (1.2%):
  10,000   Landry's Seafood Restaurants (b).......................       158,750
  15,000   Starbucks Corp. (b)....................................       444,375
                                                                     -----------
                                                                         603,125
                                                                     -----------
 Retail Stores/Catalog (1.2%):
  30,000   Viking Office Products, Inc. (b).......................       581,250
                                                                     -----------
 Retail--General Merchandise (1.7%):
  20,000   Kohl's Corp. (b).......................................       847,500
                                                                     -----------
 Retail--Specialty Stores (7.4%):
  15,000   AutoZone, Inc. (b).....................................       337,500
  26,000   Lowe's Cos., Inc. .....................................       971,750
  25,000   Men's Wearhouse, Inc. (b)..............................       687,500
  20,000   Pep Boys-Manny Moe & Jack..............................       600,000
  25,000   Staples, Inc. (b)......................................       503,125
  17,500   West Marine, Inc. (b)..................................       577,500
                                                                     -----------
                                                                       3,677,375
                                                                     -----------
 Semiconductors (5.2%):
  30,000   Adaptec, Inc. (b)......................................     1,072,500
  15,000   Atmel Corp. (b)........................................       359,063
   8,000   Intel Corp. ...........................................     1,113,000
                                                                     -----------
                                                                       2,544,563
                                                                     -----------
 Telecommunications (1.5%):
   6,000   GTE Corp. .............................................       279,750
  20,000   WorldCom, Inc. (b).....................................       440,000
                                                                     -----------
                                                                         719,750
                                                                     -----------
 Telecommunications Equipment & Services (2.9%):
  10,324   Lucent Technologies....................................       544,590
  17,000   Newbridge Networks Corp. (b)...........................       486,625
   7,000   U.S. Robotics..........................................       387,625
                                                                     -----------
                                                                       1,418,840
                                                                     -----------
   Total Common Stocks                                                47,932,803
                                                                     -----------


                                   Continued

THE COVENTRY GROUP
AMCORE VINTAGE AGGRESSIVE GROWTH FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 MARCH 31, 1997

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 INVESTMENT COMPANIES (2.2%):
 1,106,192 AMCORE Vintage U.S. Government Obligation Fund.........   $ 1,106,192
                                                                     -----------
   Total Investment Companies                                          1,106,192
                                                                     -----------
   Total (Cost--$46,202,212) (a)                                     $49,038,995
                                                                     ===========

------
Percentages indicated are based on net assets of $49,413,368.
(a) Represents cost for federal tax purposes and differs from market value by net unrealized appreciation of securities as follows:

   Unrealized apprecia-
    tion................. $ 5,635,478
   Unrealized deprecia-
    tion.................  (2,798,695)
                          -----------
   Net unrealized appre-
    ciation.............. $ 2,836,783
                          ===========

(b) Represents non-income producing securities.


                       See notes to financial statements.

THE COVENTRY GROUP
AMCORE VINTAGE MUTUAL FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                MARCH 31, 1997


1. ORGANIZATION:

   The Coventry Group ("Group") was organized on January 8, 1992 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. Between the date of organization and the date of commencement of operations of the AMCORE Vintage U.S. Government Obligations Fund ("U.S. Government Obligations Fund"), the AMCORE Vintage Equity Fund ("Equity Fund"), the AMCORE Vintage Fixed Income Fund ("Fixed Income Fund"), the AMCORE Vintage Intermediate Tax-Free Fund ("Intermediate Tax-Free Fund"), the AMCORE Vintage Balanced Fund ("Balanced Fund"), the AMCORE Vintage Fixed Total Return Fund ("Fixed Total Return Fund"), and the AMCORE Vintage Aggressive Growth Fund ("Aggressive Growth Fund"), (individually, a "Fund"; collectively, the "Funds"), a series of the Group, the Funds earned no investment income and had no operations other than incurring organizational expenses.

   The U.S. Government Obligations Fund's investment objective is to seek current income consistent with maintaining liquidity and stability of principal by investing exclusively in short-term U.S. Treasury bills and notes and other short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements with respect thereto. The investment objective of the Equity Fund is long-term capital appreciation by investing primarily in equity securities of large capitalization companies with strong earnings potential. The investment objective of the Fixed Income Fund is to seek total return consistent with the production of current income and the preservation of capital by investing primarily in fixed income securities that have a stated or remaining maturity of 15 years or less and the Fund expects to maintain a dollar-weighted average portfolio maturity of 4 to 6 years. The investment objective of the Intermediate Tax-Free Fund is to seek current income, consistent with the preservation of capital, that is exempt from federal income taxes by investing primarily in tax-exempt obligations that have a stated maturity of 25 years or less and expects to maintain a dollar-weighted average portfolio maturity of 5 to 9 years. The investment objective of the Balanced Fund is to seek long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities and high quality fixed income securities. The investment objective of the Fixed Total Return Fund is to seek long-term total return by investing primarily in a diversified portfolio of fixed income securities including certain types of fixed income securities that may exhibit greater volatility than those invested in by the Fixed Income Fund. The investment objective of the Aggressive Growth Fund is long-term capital growth by investing primarily in common stocks and other equity-type securities of small, medium and large capitalized companies that exhibit a strong potential for security price appreciation relative to other equity securities.

   The Group is authorized to issue an unlimited number of shares which are units of beneficial interest with a par value of $0.01 per share. Sales of Fund shares may be made to the general public.

   2. SIGNIFICANT ACCOUNTING PRINCIPLES:

   The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The


                                   Continued

THE COVENTRY GROUP
AMCORE VINTAGE MUTUAL FUNDS

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                MARCH 31, 1997

   preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates.

   SECURITIES VALUATION:

   Investments of the U.S. Government Obligations Fund ("the money market fund") are valued at either amortized cost, which approximates market value, or at original cost which when combined with accrued interest approximates market value. Under the amortized cost valuation method, discount or premium is amortized on a constant basis to the maturity of the security. In addition, the money market fund may not (a) purchase any instrument with a remaining maturity greater than thirteen months unless such investment is subject to a demand feature, or (b) maintain a dollar-weighted-average portfolio maturity which exceeds 90 days.

   Investments in common and preferred stocks, commercial paper, corporate bonds, municipal bonds, U.S. Government securities and U.S. Government agency securities of the Equity Fund, the Fixed Income Fund, the Intermediate Tax-Free Fund, the Balanced Fund, the Fixed Total Return Fund and the Aggressive Growth Fund (collectively "the variable net asset value funds") are valued at their market values determined on the basis of the latest available bid quotation in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in investment companies are valued at their respective net asset values as reported by such companies. Securities, including restricted securities, for which market quotations are not readily available, are valued at fair market value as determined in good faith by the investment adviser under the supervision of the Group's Board of Trustees. The difference between the cost and market values of investments held by the variable net asset value funds is reflected as either unrealized appreciation or depreciation.

   SECURITY TRANSACTIONS AND RELATED INCOME:

   Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

   REPURCHASE AGREEMENTS:

   The Funds may acquire repurchase agreements from financial institutions such as banks, brokers, or dealers that the investment adviser, AMCORE Capital Management, Inc. ("AMCORE"), deems creditworthy under guidelines approved by the Group's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates,


                                   Continued

THE COVENTRY GROUP
AMCORE VINTAGE MUTUAL FUNDS

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                MARCH 31, 1997

   which may be more or less than the rate on the underlying portfolio securities. The seller, under an agreement to repurchase, is required to maintain, with the Fund's custodian, another qualified custodian or in the Federal Reserve/Treasury book-entry system, the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

   SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS:

   Each fund may purchase securities on a when-issued or delayed-delivery basis. When-issued securities are securities purchased with delivery to occur at a later date at a stated price and/or yield, thereby, involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. A segregated account is established and the Fund maintains cash and marketable securities at least equal in value to commitments for when-issued securities. At March 31, 1997 no such purchase commitments were outstanding.

   DIVIDENDS TO SHAREHOLDERS:

   Dividends from net investment income are declared daily and paid monthly for the U.S. Government Obligations Fund. Dividends from net investment income are declared and paid quarterly for the Equity Fund, the Balanced Fund, the Fixed Total Return Fund and the Aggressive Growth Fund. Dividends from net investment income are declared and paid monthly for the Fixed Income Fund and the Intermediate Tax-Free Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually for each of the Funds. These dividends are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to deferrals of certain losses.

   FEDERAL INCOME TAXES:

   It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

   EXPENSES:

   Expenses that are directly related to one of the Funds are charged directly to that Fund. Expenses relating to the Funds collectively are prorated to the Funds on the basis of each Fund's relative net assets. Other expenses for the Group are prorated to the Funds and any other portfolios of the Group on the basis of relative net assets.

                                   Continued

THE COVENTRY GROUP
AMCORE VINTAGE MUTUAL FUNDS

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                MARCH 31, 1997

3. PURCHASES AND SALES OF SECURITIES:

 Purchases and sales of securities (excluding short-term securities) for the year ended March 31, 1997 are as follows:

                                                                      PROCEEDS
                                                         PURCHASES   FROM SALES
                                                        ------------ -----------
  Equity Fund.......................................... $133,791,983 $90,367,444
  Fixed Income Fund....................................   53,090,227  49,056,020
  Intermediate Tax-Free Fund...........................   12,110,542   8,780,802
  Balanced Fund........................................   21,576,517   6,627,167
  Fixed Total Return Fund..............................   25,854,093  32,746,428
  Aggressive Growth Fund...............................   40,202,546  16,330,702

4.RELATED PARTY TRANSACTIONS:

 Pursuant to an investment advisory agreement, investment advisory services are provided to the Funds by AMCORE. Under the terms of the investment advisory agreement, AMCORE is entitled to receive fees computed daily based on a percentage of the average net assets of each Fund.

 BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio Limited Partnership, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") are subsidiaries of the BISYS Group, Inc.

 BISYS, with whom certain officers and trustees of the Group are affiliated, serves the Funds as administrator. Such officers and trustees are paid no fees directly by the Funds for serving as officers and trustees of the Group. Under the terms of the administration agreement, BISYS's fees are computed daily as a percentage of the average net assets of each Fund.

 BISYS Ohio serves the Funds as Transfer Agent and Fund Accountant. Under the terms of the Transfer Agent and Fund Accountant Agreements, BISYS Ohio's fees are computed on the basis of number of shareholders and average net assets, respectively.

 The Group has adopted a Distribution and Shareholder Service Plan in accordance with Rule 12b-1 under the 1940 Act, pursuant to which the Funds are authorized to pay or reimburse BISYS, as distributor, a periodic amount, calculated at an annual rate not to exceed 0.25% of the average daily net asset value of each of the Funds. These fees are used by BISYS to pay banks, including affiliates of AMCORE, brokers, dealers and other institutions, or to reimburse BISYS or its affiliates, for administration, distribution and shareholder services in connection with the distribution of Fund shares. No amounts were paid under the terms of this plan during the year ended March 31, 1997.

                                   Continued

THE COVENTRY GROUP
AMCORE VINTAGE MUTUAL FUNDS

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                MARCH 31, 1997

 The Group has adopted an Administrative Services Plan (the "Services Plan"), pursuant to which the Funds are authorized to pay compensation to banks and other financial institutions (each a "Service Organization"), which may include the Adviser, its correspondent and affiliated banks and BISYS, which agree to provide certain ministerial, recordkeeping and/or administrative support services for their customers or account holders. In consideration for such services, a Service Organization receives a fee from a Fund, computed daily and paid monthly, at an annual rate not to exceed 0.25% of the average daily net asset value of each of the Funds.

 AMCORE has agreed that if the aggregate expenses of any of the Funds, as defined, for any fiscal year exceed the expense limitation of any state having jurisdiction over the Fund, AMCORE will reimburse to the Fund, or otherwise bear, such excess. Such limitation did not affect the calculation of the investment advisory fees during the year ended March 31, 1997. Furthermore, fees may be voluntarily reduced to assist the Funds in maintaining competitive expense ratios.

 Information regarding these transactions is as follows for the year ended March 31, 1997:

                                            U.S. GOVERNMENT            FIXED
                                              OBLIGATIONS    EQUITY    INCOME
                                                 FUND         FUND      FUND
                                            --------------- --------  --------
  INVESTMENT ADVISORY FEES:
  Annual fee before voluntary fee
  reductions
   (percentage of average net assets)......        0.40%        0.75%     0.60%
  ADMINISTRATION FEES:
  Annual fee (percentage of average net
  assets)..................................        0.20%        0.20%     0.20%
  ADMINISTRATIVE SERVICES FEES:
  Annual fee (percentage of average net
  assets)..................................         N/A         0.25%     0.25%
  DISTRIBUTION AND SHAREHOLDER SERVICE
  FEES:
  Annual fee (percentage of average net
  assets)..................................        0.25%        0.25%     0.25%
  Voluntary fee reductions.................    $376,631     $612,439  $220,064
  TRANSFER AGENT & FUND ACCOUNTING FEES:...    $134,170     $168,986   $77,718

                                   Continued

THE COVENTRY GROUP
AMCORE VINTAGE MUTUAL FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 MARCH 31, 1997

                                   INTERMEDIATE              FIXED     AGGRESSIVE
                                     TAX-FREE   BALANCED  TOTAL RETURN   GROWTH
                                       FUND       FUND        FUND        FUND
                                   ------------ --------  ------------ ----------
  INVESTMENT ADVISORY FEES:
  Annual fee before voluntary fee
  reductions
   (percentage of average net
  assets)........................        0.60%     0.75%        0.75%      0.95%
  ADMINISTRATION FEES:
  Annual fee (percentage of
  average net assets)............        0.20%     0.20%        0.20%      0.20%
  ADMINISTRATIVE SERVICES FEES:
  Annual fee (percentage of
  average net assets)............        0.25%     0.25%        0.25%      0.25%
  DISTRIBUTION AND SHAREHOLDER
  SERVICE FEES:
  Annual fee (percentage of
  average net assets)............        0.25%     0.25%        0.25%      0.25%
  Voluntary fee reductions.......    $108,159   $46,340     $102,229    $93,720
  TRANSFER AGENT & FUND
  ACCOUNTANT FEES:...............     $61,499   $40,596      $41,225    $50,554

5.FEDERAL INCOME TAXES:

 For federal income tax purposes, the following Funds have capital loss carryforwards as of March 31, 1997, which are available to offset future capital gains, if any:

                                                                AMOUNT   EXPIRES
                                                              ---------- -------
  U.S. Government Obligations Fund........................... $   11,500  2002
                                                              $    4,867  2003
  Fixed Income Fund.......................................... $  631,115  2003
                                                              $1,139,647  2004
                                                              $  733,678  2005
  Intermediate Tax-Free Fund................................. $   91,329  2003
                                                              $   47,384  2004
                                                              $    6,451  2005
  Fixed Total Return Fund.................................... $  398,416  2005

                                   Continued

THE COVENTRY GROUP
AMCORE VINTAGE MUTUAL FUNDS

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                MARCH 31, 1997

6.FEDERAL INCOME TAX INFORMATION (UNAUDITED):

 During the year ended March 31, 1997, the Funds declared long-term capital distributions in the following amounts:

                                                                        AMOUNT
                                                                      ----------
  Equity Fund........................................................ $7,567,001
  Balanced Fund...................................................... $   66,017

 Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. The Fixed Income Fund and Fixed Total Return Fund had deferred losses of $197,911 and $121,298, respectively, which will be treated as arising on the first day of the fiscal year ending March 31, 1998.

 For the taxable year ended March 31, 1997, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

                                                                    QUALIFIED
                                                                 DIVIDEND INCOME
                                                                 ---------------
  Equity Fund...................................................      74.61%
  Balanced Fund.................................................      18.12%
  Aggressive Growth Fund........................................      56.51%

 During the year ended March 31, 1997, the Intermediate Tax-Free Fund declared $1,586,182 of tax-exempt income distributions.

THE COVENTRY GROUP
AMCORE VINTAGE MUTUAL FUNDS

                              FINANCIAL HIGHLIGHTS

                                    U.S. GOVERNMENT OBLIGATIONS FUND
                          ----------------------------------------------------
                            YEAR      YEAR      YEAR      YEAR    DECEMBER 21,
                            ENDED     ENDED     ENDED     ENDED     1992 TO
                          MARCH 31, MARCH 31, MARCH 31, MARCH 31,  MARCH 31,
                            1997      1996      1995      1994      1993 (A)
                          --------- --------- --------- --------- ------------
NET ASSET VALUE,
 BEGINNING OF PERIOD.....  $ 1.000   $ 1.000   $ 1.000   $ 1.000    $ 1.000
                           -------   -------   -------   -------    -------
INVESTMENT ACTIVITIES:
 Net investment income...    0.045     0.051     0.042     0.027      0.007
                           -------   -------   -------   -------    -------
DIVIDENDS AND
 DISTRIBUTIONS:
 From net investment
  income.................   (0.045)   (0.051)   (0.042)   (0.027)    (0.007)
                           -------   -------   -------   -------    -------
NET ASSET VALUE, END OF
 PERIOD..................  $ 1.000   $ 1.000   $ 1.000   $ 1.000    $ 1.000
                           =======   =======   =======   =======    =======
Total Return.............     4.62%     5.24%     4.32%     2.73%      0.75%(b)
RATIOS/SUPPLEMENTARY
 DATA:
 Net Assets at end of
  period (000)........... $158,698  $153,836  $137,888  $105,345  $87,928
 Ratio of expenses to
  average net assets.....     0.76%     0.54%     0.50%     0.56%      0.58%(c)
 Ratio of net investment
  income to average net
  assets.................     4.53%     5.08%     4.26%     2.70%      2.68%(c)
 Ratio of expenses to
  average net assets*....     1.01%     0.72%     0.98%     1.02%      1.14%(c)
 Ratio of net investment
  income to average net
  assets*................     4.28%     4.90%     3.78%     2.23%      2.12%(c)

------
  * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements.

THE COVENTRY GROUP
AMCORE VINTAGE MUTUAL FUNDS

                             FINANCIAL HIGHLIGHTS

                                              EQUITY FUND
                          --------------------------------------------------------
                            YEAR       YEAR       YEAR       YEAR     DECEMBER 15,
                            ENDED      ENDED      ENDED      ENDED      1992 TO
                          MARCH 31,  MARCH 31,  MARCH 31,  MARCH 31,   MARCH 31,
                            1997       1996       1995       1994       1993 (A)
                          ---------  ---------  ---------  ---------  ------------
NET ASSET VALUE,
BEGINNING OF PERIOD......   $14.48     $11.44     $10.05     $10.20      $10.00
                           --------  --------   --------   --------     -------
INVESTMENT ACTIVITIES:
 Net investment income...     0.05       0.13       0.15       0.19        0.05
 Net realized and
  unrealized gains
  (losses) from
  investments............     2.60       3.27       1.41      (0.14)       0.19
                          --------   --------   --------   --------     -------
  Total from Investment
   Activities............     2.65       3.40       1.56       0.05        0.24
                          --------   --------   --------   --------     -------
DIVIDENDS AND
DISTRIBUTIONS:
 From net investment
  income.................    (0.05)     (0.13)     (0.15)     (0.20)      (0.04)
 From net realized gains
  from
  investment
  transactions...........    (0.50)     (0.23)     (0.02)       --          --
                          --------   --------   --------   --------     -------
  Total Dividends and
   Distributions.........    (0.55)     (0.36)     (0.17)     (0.20)      (0.04)
                          --------   --------   --------   --------     -------
NET ASSET VALUE, END OF
 PERIOD..................   $16.58     $14.48     $11.44     $10.05      $10.20
                          ========   ========   ========   ========     =======
Total Return.............    18.35%     29.96%     15.74%      0.45%       2.45%(b)
RATIOS/SUPPLEMENTARY
DATA:
 Net Assets at end of
  period (000)........... $309,669   $210,950   $149,233   $125,203     $74,720
 Ratio of expenses to
  average net assets.....     1.33%      1.09%      1.07%      0.54%       0.23%(c)
 Ratio of net investment
  income to
  average net assets.....     0.32%      0.96%      1.47%      1.97%       2.40%(c)
 Ratio of expenses to
  average net assets*....     1.58%      1.09%      1.35%      1.37%       1.43%(c)
 Ratio of net investment
  income to
  average net assets*....     0.07%      0.96%      1.19%      1.15%       1.20%(c)
 Portfolio Turnover......    37.08%     33.23%     20.54%      3.98%       0.00%
 Average Commissions rate
  paid (d)...............  $0.0677        --         --         --          --

------
* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. Disclosure is not required for periods prior to the year ended March 31, 1997.

                      See notes to financial statements.

THE COVENTRY GROUP
AMCORE VINTAGE MUTUAL FUNDS

                              FINANCIAL HIGHLIGHTS

                                           FIXED INCOME FUND
                          ----------------------------------------------------
                            YEAR      YEAR      YEAR      YEAR    DECEMBER 15,
                            ENDED     ENDED     ENDED     ENDED     1992 TO
                          MARCH 31, MARCH 31, MARCH 31, MARCH 31,  MARCH 31,
                            1997      1996      1995      1994      1993 (A)
                          --------- --------- --------- --------- ------------
NET ASSET VALUE,
BEGINNING OF PERIOD......   $ 9.93    $ 9.71    $ 9.92    $10.28     $10.00
                           -------   -------   -------   -------    -------
INVESTMENT ACTIVITIES:
 Net investment income...     0.54      0.61      0.54      0.59       0.18
 Net realized and
  unrealized gains
  (losses) from
  investments............    (0.24)     0.23     (0.22)    (0.33)      0.27
                           -------   -------   -------   -------    -------
  Total from Investment
Activities...............     0.30      0.84      0.32      0.26       0.45
                           -------   -------   -------   -------    -------
DIVIDENDS AND
DISTRIBUTIONS:
 From net investment
 income..................    (0.53)    (0.62)    (0.53)    (0.59)     (0.17)
 From net realized gains
  from investment
  transactions...........      --        --        --      (0.03)       --
                           -------   -------   -------   -------    -------
  Total Dividends and
Distributions............    (0.53)    (0.62)    (0.53)    (0.62)     (0.17)
                           -------   -------   -------   -------    -------
NET ASSET VALUE, END OF
PERIOD...................   $ 9.70    $ 9.93    $ 9.71    $ 9.92     $10.28
                           =======   =======   =======   =======    =======
Total Return.............     3.14%     8.74%     3.46%     2.43%      4.54%(b)
RATIOS/SUPPLEMENTARY
DATA:
 Net Assets at end of
 period (000)............  $92,031   $84,752   $81,673   $90,301    $50,127
 Ratio of expenses to
 average net assets......     1.20%     0.97%     0.94%     0.51%      0.29%(c)
 Ratio of net investment
  income to average net
  assets.................     5.52%     5.77%     5.53%     5.74%      6.58%(c)
 Ratio of expenses to
 average net assets*.....     1.45%     0.97%     1.22%     1.24%      1.34%(c)
 Ratio of net investment
  income to average net
  assets*................     5.27%     5.77%     5.26%     5.01%      5.53%(c)
 Portfolio Turnover......    59.70%   113.25%    32.38%    32.03%     17.44%

--------
  * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements.

THE COVENTRY GROUP
AMCORE VINTAGE MUTUAL FUNDS

                              FINANCIAL HIGHLIGHTS

                                         INTERMEDIATE TAX-FREE FUND
                            ----------------------------------------------------
                              YEAR      YEAR      YEAR      YEAR    FEBRUARY 16,
                              ENDED     ENDED     ENDED     ENDED     1993 TO
                            MARCH 31, MARCH 31, MARCH 31, MARCH 31,  MARCH 31,
                              1997      1996      1995      1994      1993 (A)
                            --------- --------- --------- --------- ------------
NET ASSET VALUE, BEGINNING
 OF PERIOD................   $10.27    $ 9.97    $ 9.91    $10.05      $10.00
                             ------    ------    ------    ------      ------
INVESTMENT ACTIVITIES:
 Net investment income....     0.38      0.43      0.43      0.42        0.05
 Net realized and
  unrealized gains
  (losses) from
  investments.............    (0.05)     0.30      0.07     (0.13)       0.04
                             ------    ------    ------    ------      ------
  Total from Investment
   Activities.............     0.33      0.73      0.50      0.29        0.09
                             ------    ------    ------    ------      ------
DIVIDENDS AND
 DISTRIBUTIONS:
 From net investment
  income..................    (0.38)    (0.43)    (0.43)    (0.42)      (0.04)
 From net realized gains
  from investment
  transactions............      --        --      (0.01)    (0.01)        --
                             ------    ------    ------    ------      ------
  Total Dividends and
   Distributions..........    (0.38)    (0.43)    (0.44)    (0.43)      (0.04)
                             ------    ------    ------    ------      ------
NET ASSET VALUE, END OF
 PERIOD...................   $10.22    $10.27    $ 9.97    $ 9.91      $10.05
                             ======    ======    ======    ======      ======
  Total Return............     3.22%     7.43%     5.29%     2.79%       0.90%(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of
  period (000)............   $45,164  $42,436   $30,717   $32,983    $13,043
 Ratio of expenses to
  average net assets......     1.28%     0.75%     0.73%     0.57%       0.42%(c)
 Ratio of net investment
  income to
  average net assets......     3.68%     4.21%     4.42%     4.19%       4.31%(c)
 Ratio of expenses to
  average net assets*.....     1.53%     1.02%     1.30%     1.38%       1.47%(c)
 Ratio of net investment
  income to
  average net assets*.....     3.43%     3.94%     3.84%     3.37%       3.26%(c)
 Portfolio Turnover.......    21.00%    14.21%     5.77%    13.26%       0.00%

------
* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements.

THE COVENTRY GROUP
AMCORE VINTAGE MUTUAL FUNDS

                             FINANCIAL HIGHLIGHTS

                                                           BALANCED FUND
                                                     --------------------------
                                                     YEAR ENDED JUNE 1, 1995 TO
                                                     MARCH 31,     MARCH 31,
                                                        1997       1996 (A)
                                                     ---------- ---------------
NET ASSET VALUE, BEGINNING OF PERIOD................  $ 11.08       $ 10.00
                                                      -------       -------
INVESTMENT ACTIVITIES:
 Net investment income .............................     0.18          0.24
 Net realized and unrealized gains from investments.     1.05          1.08
                                                      -------       -------
  Total from Investment Activities..................     1.23          1.32
                                                      -------       -------
DIVIDENDS AND DISTRIBUTIONS:
 From net investment income.........................    (0.18)        (0.24)
 From net realized gains from investment
  transactions......................................    (0.41)          --
                                                      -------       -------
  Total Dividends and Distributions.................    (0.59)        (0.24)
                                                      -------       -------
NET ASSET VALUE, END OF PERIOD......................  $ 11.72       $ 11.08
                                                      =======       =======
  Total Return......................................    11.05%        13.29%(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of period (000)..................  $32,012       $13,516
 Ratio of expenses to average net assets............     1.55%         1.32%(c)
 Ratio of net investment income to average net
  assets............................................     1.58%         2.66%(c)
 Ratio of expenses to average net assets*...........     1.80%         1.32%(c)
 Ratio of net investment income to average net
  assets*...........................................     1.33%         2.66%(c)
 Portfolio Turnover.................................    38.35%        61.72%
 Average Commissions rate paid (d)..................  $0.1039           --

------
* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. Disclosure is not required for periods prior to the year ended March 31, 1997.

                      See notes to financial statements.

THE COVENTRY GROUP
AMCORE VINTAGE MUTUAL FUNDS

                              FINANCIAL HIGHLIGHTS

                                                      FIXED TOTAL RETURN FUND
                                                      ------------------------
                                                      YEAR ENDED JUNE 15, 1995
                                                      MARCH 31,  TO MARCH 31,
                                                         1997      1996 (A)
                                                      ---------- -------------
NET ASSET VALUE, BEGINNING OF PERIOD.................  $  9.89      $ 10.00
                                                       -------      -------
INVESTMENT ACTIVITIES:
 Net investment income ..............................     0.50         0.44
 Net realized and unrealized (losses) from
  investments........................................    (0.20)       (0.11)
                                                       -------      -------
  Total from Investment Activities...................     0.30         0.33
                                                       -------      -------
DIVIDENDS AND DISTRIBUTIONS:
 From net investment income..........................    (0.50)       (0.43)
 From net realized gains from investment
  transactions.......................................      --         (0.01)
                                                       -------      -------
  Total Dividends and Distributions..................    (0.50)       (0.44)
                                                       -------      -------
NET ASSET VALUE, END OF PERIOD.......................  $  9.69      $  9.89
                                                       =======      =======
  Total Return.......................................     3.13%        3.40%(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of period (000)...................  $38,835      $41,178
 Ratio of expenses to average net assets.............     1.40%        1.18%(c)
 Ratio of net investment income to average net
  assets.............................................     5.18%        5.53%(c)
 Ratio of expenses to average net assets*............     1.65%        1.18%(c)
 Ratio of net investment income to average net
  assets*............................................     4.93%        5.53%(c)
 Portfolio Turnover..................................    70.63%       69.30%

------
* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.


                       See notes to financial statements.

THE COVENTRY GROUP
AMCORE VINTAGE MUTUAL FUNDS

                             FINANCIAL HIGHLIGHTS

                                                     AGGRESSIVE GROWTH FUND
                                                  ------------------------------
                                                  YEAR ENDED  SEPTEMBER 29, 1995
                                                  MARCH 31,      TO MARCH 31,
                                                     1997          1996 (A)
                                                  ----------  ------------------
NET ASSET VALUE, BEGINNING OF PERIOD.............  $ 10.88         $ 10.00
                                                   -------         -------
INVESTMENT ACTIVITIES:
 Net investment income (loss)....................    (0.06)            --
 Net realized and unrealized gains from
  investments....................................     1.08            0.90
                                                   -------         -------
  Total from Investment Activities...............     1.02            0.90
                                                   -------         -------
DIVIDENDS AND DISTRIBUTIONS:
 From net realized gains from investment
  transactions...................................      --            (0.02)
                                                   -------         -------
  Total Dividends and Distributions..............      --            (0.02)
                                                   -------         -------
NET ASSET VALUE, END OF PERIOD...................  $ 11.90         $ 10.88
                                                   =======         =======
  Total Return...................................     9.39%           9.10%(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of period (000)...............  $49,413         $23,319
 Ratio of expenses to average net assets.........     1.63%           1.57%(c)
 Ratio of net investment income (loss) to average
  net assets.....................................    (0.64%)          0.08%(c)
 Ratio of expenses to average net assets*........     1.88%           1.57%(c)
 Ratio of net investment income (loss) to average
  net assets*....................................    (0.89%)          0.08%(c)
 Portfolio Turnover..............................    45.14%           4.31%
 Average Commissions rate paid (d)...............  $0.0941             --

------
* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. Disclosure is not required for periods prior to the year ended March 31, 1997.

                      See notes to financial statements.

LOGO

INVESTMENT ADVISER
AMCORE Capital Management, Inc.
501 Seventh Street
Rockford, Illinois 61104

ADMINISTRATOR AND DISTRIBUTOR
BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219

LEGAL COUNSEL
Dechert Price & Rhoads
1500 K Street, N.W.
Washington, D.C. 20005

INDEPENDENT AUDITORS
Ernst & Young LLP
One Columbus
10 West Broad Street
Suite 2300
Columbus, Ohio 43215



5/97

                                    [LOGO]


                               [LOGO of AMCORE]
                            Capital Management, Inc.
                               INVESTMENT ADVISER


                  ANNUAL REPORT TO SHAREHOLDERS MARCH 31, 1997


                              BISYS Fund Services
                               3435 STELZER ROAD
                               COLUMBUS, OH 43219